 Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period June 1, 2013 through June 30, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	August 29, 2013
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013 it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of cumulative potential deemed dividends, (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150,000 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000,000 of foreign earnings, in taxable income. The potential deemed repatriation amount of $1,194,150,000, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388,000 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Internal Revenue Service has filed proofs of claim in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes are in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

The Company is also restating the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015,000 and retained earnings by $1,499,000 and understated net loss by $1,499,000 and accumulated other comprehensive loss by $17,516,000 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

The adjustments made as a result of and the potential related cash impact of the restatements are discussed in Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements included in Item 8, “Financial Statement and Supplementary Data,” of the Company’s Annual Report on Form 10-K for 2012 (“Annual Report”), which was filed with the Securities and Exchange Commission on August 26, 2013, and the cumulative impact of the restatement for taxes at the beginning of fiscal year 2008 is presented in Item 6, “Selected Financial Data,” of the Annual Report. For additional discussion of the inquiry and the restatement adjustments, see Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Company Inquiry and Restatement,” and Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements in such Annual Report. For a description of the material weaknesses identified by management in internal control over financial reporting with respect to income taxes and fair market valuation of interest rate swaps and management’s remediation actions to address the material weaknesses, see Item 9A—“Controls and Procedures,” in such Annual Report.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of June 30, 2013 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to June 30, 2013. The books and records for December 2012 through May 2013 have accordingly been revised from those previously presented.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of June 30, 2013 reflect impairment charges taken on fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2012 under U.S. GAAP. Depreciation and amortization related to such vessels for the January 2013 through May 2013 have accordingly been revised to reflect the vessels’ reduced bases from those previously presented. The books and records for December 2012, and January 2013 through May 2013 have accordingly been revised from those previously presented. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period June 1, 2013 through June 30, 2013

(in thousands of dollars)

Beginning Cash Balance	573,661

Cash Receipts:
Vessel Related Receipts	77,294
Other Receipts[1]	6,792
Total Receipts	84,086

Cash Disbursements:
Vessel Related Disbursements[2]	58,554
General and Administrative:
Compensation & Benefits	4,265
Other General & Administrative	3,001
Taxes	390
Restructuring Costs and Adequate Protection Payments	3,813
U.S. Trustee Fees	0
Other Disbursements	940
Total Disbursements	70,963

Ending Cash Balance	586,784

1  Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2  Includes expenses paid on behalf of joint ventures.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2013 through June 30, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$928,215
2	OSG International, Inc.	12-20001	1,348,093
3	OSG Bulk Ships, Inc.	12-20002	1,478,722
4	1372 Tanker Corporation	12-20003	372,332
5	Africa Tanker Corporation	12-20004	59,216
6	Alcesmar Limited	12-20005	185,166
7	Alcmar Limited	12-20006	208,882
8	Alpha Suezmax Corporation	12-20007	6,383
9	Alpha Tanker Corporation	12-20008	98
10	Amalia Product Corporation	12-20009	198,025
11	Ambermar Product Carrier Corporation	12-20010	846,714
12	Ambermar Tanker Corporation	12-20011	319
13	Andromar Limited	12-20012	166,630
14	Antigmar Limited	12-20013	196,671
15	Aqua Tanker Corporation	12-20014	1,329
16	Aquarius Tanker Corporation	12-20015	49,848
17	Ariadmar Limited	12-20016	190,708
18	Aspro Tanker Corporation	12-20017	381
19	Atalmar Limited	12-20018	537,350
20	Athens Product Tanker Corporation	12-20019	733,346
21	Atlas Chartering Corporation	12-20020	26,523
22	Aurora Shipping Corporation	12-20021	308,802
23	Avila Tanker Corporation	12-20022	352
24	Batangas Tanker Corporation	12-20023	70,647
25	Beta Aframax Corporation	12-20024	4,575

___________________________________

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2013 through June 30, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	8,787
27	Cabo Hellas Limited	12-20026	161,574
28	Cabo Sounion Limited	12-20027	158,133
29	Caribbean Tanker Corporation	12-20028	349,764
30	Carina Tanker Corporation	12-20029	36,196
31	Carl Product Corporation	12-20030	176,706
32	Concept Tanker Corporation	12-20031	398,547
33	Crown Tanker Corporation	12-20032	73
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	233,352
36	DHT Ania Aframax Corp.	12-20035	340
37	DHT Ann VLCC Corp.	12-20036	7,520
38	DHT Cathy Aframax Corp.	12-20037	4,061
39	DHT Chris VLCC Corp.	12-20038	6,281
40	DHT Rebecca Aframax Corp.	12-20039	515
41	DHT Regal Unity VLCC Corp.	12-20040	3,635
42	DHT Sophie Aframax Corp.	12-20041	2,809
43	Dignity Chartering Corporation	12-20042	4,347
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	251,329
46	Epsilon Aframax Corporation	12-20045	217,040
47	First Chemical Carrier Corporation	12-20046	361,688
48	First LPG Tanker Corporation	12-20047	1,624
49	First Union Tanker Corporation	12-20048	347,579
50	Fourth Aframax Tanker Corporation	12-20049	1,319,255

___________________________________

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2013 through June 30, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	215,051
52	Goldmar Limited	12-20051	145,790
53	GPC Aframax Corporation	12-20052	393,623
54	Grace Chartering Corporation	12-20053	2,098
55	International Seaways, Inc.	12-20054	2,514,334
56	Jademar Limited	12-20055	222,460
57	Joyce Car Carrier Corporation	12-20056	8,021
58	Juneau Tanker Corporation	12-20057	2,092
59	Kimolos Tanker Corporation	12-20058	1,184,334
60	Kythnos Chartering Corporation	12-20059	426,463
61	Leo Tanker Corporation	12-20060	39,577
62	Leyte Product Tanker Corporation	12-20061	223,372
63	Limar Charter Corporation	12-20062	34,178
64	Luxmar Product Tanker Corporation	12-20063	860,652
65	Luxmar Tanker LLC	12-20064	11,844
66	Majestic Tankers Corporation	12-20065	534,681
67	Maple Tanker Corporation	12-20066	221,795
68	Maremar Product Tanker Corporation	12-20067	14
69	Maremar Tanker LLC	12-20068	747,721
70	Marilyn Vessel Corporation	12-20069	109
71	Maritrans General Partner Inc.	12-20070	61
72	Maritrans Operating Company L.P.	12-20071	6,156
73	Milos Product Tanker Corporation	12-20072	279,704
74	Mindanao Tanker Corporation	12-20073	10,595
75	Mykonos Tanker LLC	12-20074	1,152,797

___________________________________

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2013 through June 30, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	94,964
77	Oak Tanker Corporation	12-20076	257,752
78	Ocean Bulk Ships, Inc.	12-20077	2
79	Oceania Tanker Corporation	12-20078	297,495
80	OSG 192 LLC	12-20079	102,393
81	OSG 209 LLC	12-20080	32,552
82	OSG 214 LLC	12-20081	90,432
83	OSG 215 Corporation	12-20082	28
84	OSG 242 LLC	12-20083	22,086
85	OSG 243 LLC	12-20084	62,850
86	OSG 244 LLC	12-20085	69,598
87	OSG 252 LLC	12-20086	70,861
88	OSG 254 LLC	12-20087	24,166
89	OSG 300 LLC	12-20088	10
90	OSG 400 LLC	12-20089	4,095
91	OSG America L.P.	12-20090	9
92	OSG America LLC	12-20091	53
93	OSG America Operating Company LLC	12-20092	285,563
94	OSG Car Carriers, Inc.	12-20093	1,582
95	OSG Clean Products International, Inc.	12-20094	11
96	OSG Columbia LLC	12-20095	224,172
97	OSG Constitution LLC	12-20096	649
98	OSG Courageous LLC	12-20097	227,791
99	OSG Delaware Bay Lightering LLC	12-20098	1,461,973
100	OSG Discovery LLC	12-20099	2,510

___________________________________

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2013 through June 30, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	52
102	OSG Endurance LLC	12-20101	210,622
103	OSG Enterprise LLC	12-20102	259,533
104	OSG Financial Corp.	12-20103	2,328
105	OSG Freedom LLC	12-20104	1,963
106	OSG Honour LLC	12-20105	201,518
107	OSG Independence LLC	12-20106	196,440
108	OSG Intrepid LLC	12-20107	244,271
109	OSG Liberty LLC	12-20108	2,328
110	OSG Lightering LLC	12-20109	9,309,244
111	OSG Lightering Acquisition Corporation	12-20110	459
112	OSG Lightering Solutions LLC	12-20111	788
113	OSG Mariner LLC	12-20112	52
114	OSG Maritrans Parent LLC	12-20113	25,793
115	OSG Navigator LLC	12-20114	205,474
116	OSG New York, Inc.	12-20115	440,871
117	OSG Product Tankers AVTC, LLC	12-20116	11
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	2
122	OSG Quest LLC	12-20121	33
123	OSG Seafarer LLC	12-20122	157
124	OSG Ship Management, Inc.	12-20123	4,594,123
125	OSG Valour LLC	12-20124	257

___________________________________

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2013 through June 30, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,309,783
128	Overseas Boston LLC	12-20127	1,278,982
129	Overseas Diligence LLC	12-20128	92
130	Overseas Galena Bay LLC	12-20129	609
131	Overseas Houston LLC	12-20130	1,094,789
132	Overseas Integrity LLC	12-20131	255
133	Overseas Long Beach LLC	12-20132	1,153,393
134	Overseas Los Angeles LLC	12-20133	1,126,160
135	Overseas Martinez LLC	12-20134	1,455,398
136	Overseas New Orleans LLC	12-20135	509
137	Overseas New York LLC	12-20136	1,182,679
138	Overseas Nikiski LLC	12-20137	1,337,785
139	Overseas Perseverance Corporation	12-20138	87
140	Overseas Philadelphia LLC	12-20139	209
141	Overseas Puget Sound LLC	12-20140	1,970
142	Overseas Sea Swift Corporation	12-20141	2
143	Overseas Shipping (GR) Ltd.	12-20142	133,429
144	Overseas ST Holding LLC	12-20143	1,138,777
145	Overseas Tampa LLC	12-20144	1,341,632
146	Overseas Texas City LLC	12-20145	1,138,834
147	Pearlmar Limited	12-20146	177,439
148	Petromar Limited	12-20147	723,096
149	Pisces Tanker Corporation	12-20148	39,951
150	Polaris Tanker Corporation	12-20149	3,631

___________________________________

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2013 through June 30, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	14,194
152	Reymar Limited	12-20151	242,449
153	Rich Tanker Corporation	12-20152	982,367
154	Rimar Chartering Corporation	12-20153	16,301
155	Rosalyn Tanker Corporation	12-20154	793,894
156	Rosemar Limited	12-20155	142,746
157	Rubymar Limited	12-20156	12,407
158	Sakura Transport Corp.	12-20157	207,860
159	Samar Product Tanker Corporation	12-20158	140,079
160	Santorini Tanker LLC	12-20159	613,801
161	Serifos Tanker Corporation	12-20160	889,184
162	Seventh Aframax Tanker Corporation	12-20161	182,752
163	Shirley Tanker SRL	12-20162	291,496
164	Sifnos Tanker Corporation	12-20163	384,173
165	Silvermar Limited	12-20164	157,308
166	Sixth Aframax Tanker Corporation	12-20165	251,981
167	Skopelos Product Tanker Corporation	12-20166	806,963
168	Star Chartering Corporation	12-20167	106,740
169	Suezmax International Agencies, Inc.	12-20168	855,627
170	Talara Chartering Corporation	12-20169	24,753
171	Third United Shipping Corporation	12-20170	12,066
172	Tokyo Transport Corp.	12-20171	336,374
173	Transbulk Carriers, Inc.	12-20172	58
174	Troy Chartering Corporation	12-20173	13,034
175	Troy Product Corporation	12-20174	13,442

___________________________________

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2013 through June 30, 2013

176	Urban Tanker Corporation	12-20175	395,476
177	Vega Tanker Corporation	12-20176	845
178	View Tanker Corporation	12-20177	396,381
179	Vivian Tankships Corporation	12-20178	4,087
180	Vulpecula Chartering Corporation	12-20179	5,846
181	Wind Aframax Tanker Corporation	12-20180	7

		Total Disbursements	$63,172,106

___________________________________

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period June 1, 2013 through June 30, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$519,484	$18,679	$538,163	$3,011,844	$105,962	$3,117,806
Bowman Gilfillan, Inc.	-	-	-	-	-	-
Burke & Parsons	851	66	917	83,430	3,240	86,670
Chilmark Partners, LLC	-	-	-	120,000	48,911	168,911
Cleary Gottlieb Steen & Hamilton LLP	1,184,085	99,690	1,283,774	9,140,965	294,284	9,435,249
Deloitte Tax LLP	-	-	-	263,467	84	263,551
Eversheds LLP	-	-	-	-	-	-
FTI Consulting, Inc.	217,008	449	217,457	1,776,432	3,745	1,780,176
Houlihan Lokey Capital, Inc.	280,000	14,054	294,054	635,833	17,170	653,003
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	940	1,091	2,031	112,633	33,322	145,955
Morris, Nichols, Arsht & Tunnell LLP	69,572	1,187	70,759	342,170	19,821	361,990
Mullin Hoard & Brown LLP	88,156	10,004	98,161	225,141	20,509	245,650
Pepper Hamilton LLP	31,379	2,228	33,607	102,838	7,296	110,135
Pricewaterhouse Coopers LLP	-	-	-	711,726	4,133	715,858
						-
Total Professional Fees and Expenses	$2,391,474	$147,449	$2,538,923	$16,526,478	$558,477	$17,084,954

___________________________________

[1]	Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period June 1, 2013 through June 30, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor

___________________________________

[1]	Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period June 1, 2013 through June 30, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods June 1, 2013 through June 30, 2013, and

November 14, 2012 through June 30, 2013

(in thousands of dollars)

	June 1, 2013 through June 30, 2013	November 14, 2012 through June 30, 2013

Shipping Revenues:

Pool revenues	$17,304	$131,385
Time and bareboat charter revenues	30,549	219,492
Voyage charter revenues	30,673	261,828
	78,526	612,705
Operating Expenses:
Voyage expenses	13,628	128,928
Vessel expenses	18,982	168,416
Charter hire expenses	16,844	155,978
Depreciation and amortization	14,039	112,348
General and administrative	10,414	58,092
(Gain)/loss on disposal of vessels, including impairments	909	279,840
Total Operating Expenses	74,816	903,602
Income/(Loss) from Vessel Operations	3,710	(290,897)
Equity in Income/(Loss) of Affiliated Companies	3,855	27,856
Operating Income/(Loss)	7,565	(263,041)
Other Income/(expense)	293	519
Income/(loss) before Interest Expense and Income Taxes	7,858	(262,522)
Interest Expense	(20)	(184)
Income/(loss) before Reorganization Items and Income Taxes	7,838	(262,706)
Reorganization Items, net	8,488	261,765
Loss before Income Taxes	(650)	(524,471)
Income Tax (Benefit)/Provision	378	(1,580)
Net Loss	$(1,028)	$(522,891)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods June 1, 2013 through June 30, 2013, and

November 14, 2012 through June 30, 2013

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013, it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150,000 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150,000, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388,000 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

3.	Reorganization Items consists of the following:

	June 1, 2013	November 14, 2012
	through	through
	June 30, 2013	June 30, 2013
Professional fees, including Trustee Fees of $218 and $2,224	$4,686	$41,873
Expenses incurred on rejected executory contracts	$3,802	$219,892
	$8,488	$261,765

The books and records for the period November 14, 2012 through May 31, 2013 have been revised from that previously presented to include estimations of potential claims that may be allowed with respect to vessels that had

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations (continued)

For the Periods June 1, 2013 through June 30, 2013, and

November 14, 2012 through June 30, 2013

been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to June 30, 2013. These amounts are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, continued reconciliation or other events.

4.	The Company has not calculated and recorded an income tax provision or benefit for federal income taxes for the period between January 1, 2013 and June 30, 2013. Accordingly, the condensed consolidated statements of operations included herein do not reflect a 2013 federal income tax provision. The income tax provision or benefit amounts currently reflected in the condensed consolidated statements of operations relate to amounts incurred for foreign and local and state income taxes.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and June 30, 2013

(in thousands of dollars)

	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$586,784
Voyage receivables	171,753	147,079
Other receivables	59,295	37,262
Inventory	14,150	13,777
Prepaid expenses and other current assets	46,636	41,645
Total Current Assets	769,807	826,547
Vessels and other property, less accumulated depreciation	3,135,823	2,775,342
Deferred drydock expenditures, net	73,898	60,879
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,836,221
Investments in Affiliated Companies	247,964	295,697
Intangible Assets, less accumulated amortization	72,655	69,383
Goodwill	9,589	9,589
Other Assets	20,579	20,758
Total Assets	$4,330,315	$4,058,195

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$458,502
Total Current Liabilities	93,170	458,502

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	406,113
Liabilities Subject to Compromise	2,627,703	2,830,177
Total Noncurrent Liabilities	3,391,896	3,236,290

Total Liabilities	3,485,066	3,694,792
Equity:
Total Equity	845,249	363,403
Total Liabilities and Equity	$4,330,315	$4,058,195

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and June 30, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150,000 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150,000, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388,000 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Company is also restating the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015,000 and retained earnings by $1,499,000 and understated net loss by $1,499,000 and accumulated other comprehensive loss by $17,516,000 as of and for the year ended December 31, 2011. The

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and June 30, 2013

(in thousands of dollars)

appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of June 30, 2013 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period. The books and records for December 2012 through May 2013 have accordingly been revised from those previously presented.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013. The books and records for November 14, 2012 through May 2013 have accordingly been revised from those previously presented.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and June 30, 2013

(in thousands of dollars)

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	June 30, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$1,941
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	582,139	575,365
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	37,230
Accrued liabilities relating to rejected executory contracts	0	211,838

	$2,627,703	$2,830,177

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation under the Debtors’ domestic defined benefit pension plan.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of June 30, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.                   I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.                   All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.                   To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: August 29, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

______________________________

[1]	The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

June 30, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$8,143,994	$4,104,212	$1,724,535	$450,681	$748,954	$15,172,376
54%	27%	11%	3%	5%

______________________________

[1]	The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

June 30, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$15,838,734	$4,564,733	$3,075,546	$2,320,634	$2,953,422	$4,659,988	$33,413,057
Trade - Accrued and Unbilled[3]							$17,332,554
Trade - Pools[4]							$98,639,364
Allowance for Doubtful Receivables							$(2,305,701)
Accounts Receivable	$15,838,734	$4,564,733	$3,075,546	$2,320,634	$2,953,422	$4,659,988	$147,079,274
Percentage of Trade-Invoiced [5]	47%	14%	9%	7%	9%	14%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period June 1, 2013 through June 30, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

____________________________

[1]	As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

June 1, 2013 through June 30, 2013

Appendix B
Overseas Shipholding Group, Inc., et al.
Listing of Debtors' Bank Accounts and Book Balances as of June 30, 20131
(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of June 30, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	$ -
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6753	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	133,882,420.01
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	5,500,162.04
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,439,800.36)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	20,547,353.15
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	255,848.01
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	2,673,988.80
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	94,468,225.72
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	7,211,866.03
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	8,087,444.64
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(43,233.68)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	36,291.52
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	27,115.89
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	67,865.28
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	1,690.55
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,044,812.78
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	96,006,208.97
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	95,718,993.29
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	35,009.41
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	66,005,050.75
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	22.85
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,188.55
				TOTAL	$ 553,111,525.50

[1]	Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

June 1, 2013 through June 30, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013. The books and records for November 14, 2012 through May 2013 have accordingly been revised from those previously presented.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Monthly Operating Report

June 1, 2013 through June 30, 2013

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$2	$(4)	$(19)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	2	(4)	(19)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(61)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	2,786	3,633	236	3,698
(Gain)/loss on disposal of vessels, including impairments	-	-	0	0
Total Operating Expenses	2,786	3,633	236	3,638
Income/(loss) from Vessel Operations	(2,786)	(3,631)	(240)	(3,656)
Equity in Income/(loss) of Affiliated Companies	-	215	591	4,901
Operating Income/(loss)	(2,786)	(3,415)	351	1,245
Other Income/(expense)	507	3,850	(1,249)	(11,186)
Income/(loss) before Interest Expense and Income Taxes	(2,279)	435	(897)	(9,941)
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2,279)	435	(897)	(9,941)
Reorganization Items, net	8,326	44,433	-	-
Income/(loss) before Income Taxes	(10,605)	(43,998)	(897)	(9,941)
Income Tax (Benefit)/Provision	-	(2,288)	6	89
Net Loss	$(10,605)	$(41,710)	$(904)	$(10,030)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$160	$3,244
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	160	3,244
Operating Expenses:
Voyage expenses	-	-	150	314
Vessel expenses	8	(30)	209	2,005
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	253	1,928
General and administrative	4	78	0	0
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	12	44	612	4,247
Income/(loss) from Vessel Operations	(12)	(44)	(452)	(1,003)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(12)	(44)	(452)	(1,003)
Other Income/(expense)	(200)	(1,514)	(1)	(4)
Income/(loss) before Interest Expense and Income Taxes	(212)	(1,558)	(453)	(1,007)
Interest Expense	-	-	(3)	(10)
Income/(loss) before Reorganization Items and Income Taxes	(212)	(1,558)	(456)	(1,017)
Reorganization Items, net	-	-	-	26
Income/(loss) before Income Taxes	(212)	(1,558)	(456)	(1,044)
Income Tax (Benefit)/Provision	372	538	-	-
Net Loss	$(584)	$(2,096)	$(456)	$(1,044)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Africa Tanker Corporation		Alcesmar Limited
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$386	$3,162
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	4	4
	-	-	390	3,166
Operating Expenses:
Voyage expenses	-	-	4	7
Vessel expenses	6	43	144	1,363
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	108	976
General and administrative	10	87	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	16	130	256	21,083
Income/(loss) from Vessel Operations	(16)	(130)	133	(17,917)
Equity in Income/(loss) of Affiliated Companies	2,887	19,376	-	-
Operating Income/(loss)	2,871	19,246	133	(17,917)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,871	19,246	133	(17,917)
Interest Expense	-	-	(2)	(5)
Income/(loss) before Reorganization Items and Income Taxes	2,871	19,246	131	(17,922)
Reorganization Items, net	-	-	-	26
Income/(loss) before Income Taxes	2,871	19,246	131	(17,948)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$2,871	$19,246	$131	$(17,948)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Alcmar Limited		Alpha Suezmax Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$390	$3,315	$(41)	$(130)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	(1)	-	14
	390	3,314	(41)	1,159
Operating Expenses:
Voyage expenses	-	(30)	(0)	183
Vessel expenses	163	1,387	1	341
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	92	848	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	254	20,561	1	2,237
Income/(loss) from Vessel Operations	135	(17,247)	(42)	(1,077)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	135	(17,247)	(42)	(1,077)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	135	(17,247)	(42)	(1,077)
Interest Expense	(2)	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	133	(17,252)	(42)	(1,077)
Reorganization Items, net	-	26	-	14,518
Income/(loss) before Income Taxes	133	(17,278)	(42)	(15,595)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$133	$(17,278)	$(42)	$(15,595)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$0	$(0)	$633	$4,216
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	5	9
	0	(0)	638	4,226
Operating Expenses:
Voyage expenses	-	-	0	7
Vessel expenses	-	-	136	1,419
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	237	2,060
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	374	3,486
Income/(loss) from Vessel Operations	0	(0)	265	739
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(0)	265	739
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(0)	265	739
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(0)	265	739
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(0)	265	739
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$0	$(0)	$265	$739

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	735	6,486	-	-
	735	6,486	-	-
Operating Expenses:
Voyage expenses	230	3,124	-	-
Vessel expenses	139	1,505	2	2
Charter hire expenses	-	-	-	-
Depreciation and amortization	77	744	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	445	21,108	2	2
Income/(loss) from Vessel Operations	289	(14,623)	(2)	(2)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	289	(14,623)	(2)	(2)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	289	(14,623)	(2)	(2)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	289	(14,623)	(2)	(2)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	289	(14,623)	(2)	(2)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$289	$(14,623)	$(2)	$(2)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Andromar Limited		Antigmar Limited
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$390	$3,329	$390	$3,320
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(93)	-	51
	390	3,236	390	3,371
Operating Expenses:
Voyage expenses	-	0	2	73
Vessel expenses	146	1,332	123	1,284
Charter hire expenses	-	-	-	-
Depreciation and amortization	99	894	85	787
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	245	21,434	210	21,049
Income/(loss) from Vessel Operations	145	(18,198)	180	(17,678)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	145	(18,198)	180	(17,678)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	145	(18,198)	180	(17,678)
Interest Expense	(2)	(5)	(2)	(5)
Income/(loss) before Reorganization Items and Income Taxes	142	(18,203)	178	(17,683)
Reorganization Items, net	-	26	-	26
Income/(loss) before Income Taxes	142	(18,230)	178	(17,710)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$142	$(18,230)	$178	$(17,710)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$0	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(31)	4,530
	0	(2)	(31)	4,530
Operating Expenses:
Voyage expenses	-	-	(47)	2,681
Vessel expenses	-	-	1	15
Charter hire expenses	-	-	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(45)	4,614
Income/(loss) from Vessel Operations	0	(2)	14	(85)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(2)	14	(85)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(2)	14	(85)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(2)	14	(85)
Reorganization Items, net	-	-	-	1,838
Income/(loss) before Income Taxes	0	(2)	14	(1,922)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$0	$(2)	$14	$(1,922)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Ariadmar Limited		Aspro Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$381	$3,138	$0	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	381	3,138	0	0
Operating Expenses:
Voyage expenses	-	(2)	-	-
Vessel expenses	139	1,406	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	101	923	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	241	21,409	-	-
Income/(loss) from Vessel Operations	140	(18,271)	0	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	140	(18,271)	0	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	140	(18,271)	0	0
Interest Expense	(2)	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	138	(18,276)	0	0
Reorganization Items, net	-	26	-	-
Income/(loss) before Income Taxes	138	(18,302)	0	0
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$138	$(18,302)	$0	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Atalmar Limited		Athens Product Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	870	8,435	1,127	8,730
	870	8,435	1,127	8,730
Operating Expenses:
Voyage expenses	434	4,647	358	3,839
Vessel expenses	132	1,221	127	1,194
Charter hire expenses	-	-	-	-
Depreciation and amortization	96	877	132	1,006
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	661	25,706	617	6,039
Income/(loss) from Vessel Operations	209	(17,271)	510	2,691
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	209	(17,271)	510	2,691
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	209	(17,271)	510	2,691
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	209	(17,271)	510	2,691
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	209	(17,271)	510	2,691
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$209	$(17,271)	$510	$2,691

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$775	$2,604
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	50	3,917	3	3
	50	3,917	778	2,607
Operating Expenses:
Voyage expenses	15	2,050	30	121
Vessel expenses	-	16	309	3,271
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	255	1,761
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	15	4,048	594	5,153
Income/(loss) from Vessel Operations	35	(131)	184	(2,546)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	35	(131)	184	(2,546)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	35	(131)	184	(2,546)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	35	(131)	184	(2,546)
Reorganization Items, net	-	2,422	-	-
Income/(loss) before Income Taxes	35	(2,553)	184	(2,546)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$35	$(2,553)	$184	$(2,546)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$0	$0	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	0	0	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	0	0	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	0	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	0	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	0	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	0	-	1
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$0	$0	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$3	$(0)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	3	1,708	-	22
Operating Expenses:
Voyage expenses	-	-	(3)	(56)
Vessel expenses	(135)	552	(26)	89
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	(135)	2,291	(29)	13
Income/(loss) from Vessel Operations	138	(583)	29	9
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	138	(583)	29	9
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	138	(583)	29	9
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	138	(583)	29	9
Reorganization Items, net	164	25,346	-	-
Income/(loss) before Income Taxes	(26)	(25,930)	29	9
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(26)	$(25,930)	$29	$9

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	365	2,784	365	2,878
Voyage charter revenues	-	8	4	11
	365	2,792	369	2,890
Operating Expenses:
Voyage expenses	10	77	11	77
Vessel expenses	133	1,402	191	1,459
Charter hire expenses	-	-	-	-
Depreciation and amortization	191	1,452	192	1,462
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	334	2,931	394	2,998
Income/(loss) from Vessel Operations	30	(139)	(25)	(108)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	30	(139)	(25)	(108)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	30	(139)	(25)	(108)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	30	(139)	(25)	(108)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	30	(139)	(25)	(108)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$30	$(139)	$(25)	$(108)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$0	$(0)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,028	6,520	(4)	4,884
	1,029	6,520	(4)	4,884
Operating Expenses:
Voyage expenses	173	3,317	(2)	2,082
Vessel expenses	428	3,032	0	15
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	742	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	651	24,476	(2)	4,243
Income/(loss) from Vessel Operations	378	(17,956)	(2)	641
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	378	(17,956)	(2)	641
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	378	(17,956)	(2)	641
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	378	(17,956)	(2)	641
Reorganization Items, net	-	-	-	3,197
Income/(loss) before Income Taxes	378	(17,956)	(2)	(2,556)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$378	$(17,956)	$(2)	$(2,556)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Carl Product Corporation		Concept Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$(3)	$(3)	$406	$3,204
Time and bareboat charter revenues	375	2,863	-	-
Voyage charter revenues	4	3	(4)	(4)
	376	2,862	402	3,200
Operating Expenses:
Voyage expenses	15	(324)	-	-
Vessel expenses	152	1,243	4	33
Charter hire expenses	-	-	407	2,505
Depreciation and amortization	239	2,077	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	406	2,997	411	2,538
Income/(loss) from Vessel Operations	(30)	(135)	(9)	662
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(30)	(135)	(9)	662
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(30)	(135)	(9)	662
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(30)	(135)	(9)	662
Reorganization Items, net	-	-	-	2,978
Income/(loss) before Income Taxes	(30)	(135)	(9)	(2,316)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(30)	$(135)	$(9)	$(2,316)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$5	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	5	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	5	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$(11)	$(60)	$0	$0
Time and bareboat charter revenues	408	3,105	-	-
Voyage charter revenues	-	-	-	-
	396	3,044	0	0
Operating Expenses:
Voyage expenses	3	31	-	-
Vessel expenses	255	1,874	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	197	1,504	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	454	3,409	-	-
Income/(loss) from Vessel Operations	(58)	(364)	0	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(58)	(364)	0	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(58)	(364)	0	0
Interest Expense	-	(19)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(58)	(384)	0	0
Reorganization Items, net	-	121	-	-
Income/(loss) before Income Taxes	(58)	(505)	0	0
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(58)	$(505)	$0	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$514	$(40)	$244
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	514	(40)	244
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,516	-	999
Income/(loss) from Vessel Operations	-	(1,002)	(40)	(755)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,002)	(40)	(755)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,002)	(40)	(755)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,002)	(40)	(755)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(1,002)	(40)	(755)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(1,002)	$(40)	$(755)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$(12)	$0	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(12)	0	0
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(5)	-	-
Income/(loss) from Vessel Operations	-	(7)	0	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(7)	0	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(7)	0	0
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(7)	0	0
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(7)	0	0
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(7)	$0	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$(67)	$(13)	$(66)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(67)	(13)	(66)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	-	(67)	(13)	(63)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(67)	(13)	(63)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(67)	(13)	(63)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(67)	(13)	(63)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(67)	(13)	(63)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(67)	$(13)	$(63)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$(52)	$345	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	(52)	331	-	-
Operating Expenses:
Voyage expenses	0	(9)	-	-
Vessel expenses	7	401	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	7	1,511	-	-
Income/(loss) from Vessel Operations	(59)	(1,181)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(59)	(1,181)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(59)	(1,181)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(59)	(1,181)	-	-
Reorganization Items, net	(5)	28,747	-	-
Income/(loss) before Income Taxes	(54)	(29,927)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(54)	$(29,927)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$276	$2,012	$224	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	276	2,012	224	1,947
Operating Expenses:
Voyage expenses	-	(0)	0	166
Vessel expenses	142	1,737	169	1,642
Charter hire expenses	-	-	-	-
Depreciation and amortization	136	1,032	195	1,488
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	277	2,768	365	3,296
Income/(loss) from Vessel Operations	(1)	(757)	(141)	(1,349)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(757)	(141)	(1,349)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(757)	(141)	(1,349)
Interest Expense	-	-	-	(14)
Income/(loss) before Reorganization Items and Income Taxes	(1)	(757)	(141)	(1,363)
Reorganization Items, net	-	-	-	121
Income/(loss) before Income Taxes	(1)	(757)	(141)	(1,485)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(1)	$(757)	$(141)	$(1,485)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	360	2,643	-	-
Voyage charter revenues	-	-	-	-
	360	2,643	-	-
Operating Expenses:
Voyage expenses	5	33	-	-
Vessel expenses	5	33	-	-
Charter hire expenses	360	1,602	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	369	1,668	-	-
Income/(loss) from Vessel Operations	(9)	975	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	975	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	975	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	975	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(9)	975	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(9)	$975	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$359	$2,753	$0	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	1,187	8,000
	359	2,753	1,187	8,000
Operating Expenses:
Voyage expenses	56	202	765	4,531
Vessel expenses	262	2,449	253	1,738
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	1,462	64	935
General and administrative	0	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	478	21,015	1,082	22,922
Income/(loss) from Vessel Operations	(119)	(18,262)	104	(14,921)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(119)	(18,262)	104	(14,921)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(119)	(18,262)	104	(14,921)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(119)	(18,262)	104	(14,921)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(119)	(18,262)	104	(14,921)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(119)	$(18,262)	$104	$(14,921)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Front President Inc.		Goldmar Limited
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$(92)	$3,799	$579	$3,874
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	3
	(92)	3,799	579	3,878
Operating Expenses:
Voyage expenses	76	332	1	7
Vessel expenses	139	1,987	200	1,693
Charter hire expenses	-	-	-	-
Depreciation and amortization	356	2,705	204	1,555
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	572	5,023	406	3,254
Income/(loss) from Vessel Operations	(663)	(1,224)	173	623
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(663)	(1,224)	173	623
Other Income/(expense)	(2)	(10)	-	-
Income/(loss) before Interest Expense and Income Taxes	(665)	(1,234)	173	623
Interest Expense	-	(27)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(665)	(1,261)	173	623
Reorganization Items, net	12	150	-	-
Income/(loss) before Income Taxes	(678)	(1,411)	173	623
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(678)	$(1,411)	$173	$623

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$941	$(16)	$1,560
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	941	(16)	1,560
Operating Expenses:
Voyage expenses	2	24	-	-
Vessel expenses	9	1,127	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	7	56	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	18	2,995	-	1,621
Income/(loss) from Vessel Operations	(18)	(2,054)	(16)	(61)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(18)	(2,054)	(16)	(61)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(18)	(2,054)	(16)	(61)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(18)	(2,054)	(16)	(61)
Reorganization Items, net	-	17,404	-	859
Income/(loss) before Income Taxes	(18)	(19,458)	(16)	(921)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(18)	$(19,458)	$(16)	$(921)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	International Seaways, Inc.		Jademar Limited
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$2,007	$14,665	$589	$3,863
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	6
	2,007	14,665	589	3,869
Operating Expenses:
Voyage expenses	0	84	(1)	15
Vessel expenses	156	1,056	132	1,334
Charter hire expenses	2,341	17,234	-	-
Depreciation and amortization	-	-	208	1,593
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	-
Total Operating Expenses	2,498	18,376	339	2,942
Income/(loss) from Vessel Operations	(491)	(3,711)	249	926
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(491)	(3,711)	249	926
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(491)	(3,711)	249	926
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(491)	(3,711)	249	926
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(491)	(3,711)	249	926
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(491)	$(3,711)	$249	$926

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	0	11	-	-
Vessel expenses	5	5	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	5	(94)	-	-
Income/(loss) from Vessel Operations	(5)	33	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	33	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(5)	33	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(5)	33	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(5)	33	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(5)	$33	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,251	7,327	1,120	6,512
	1,251	7,327	1,120	6,512
Operating Expenses:
Voyage expenses	467	4,100	491	3,477
Vessel expenses	171	1,253	109	1,328
Charter hire expenses	188	2,154	-	-
Depreciation and amortization	32	241	114	869
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	857	7,747	714	5,674
Income/(loss) from Vessel Operations	393	(420)	406	838
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	393	(420)	406	838
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	393	(420)	406	838
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	393	(420)	406	838
Reorganization Items, net	-	10,467	-	-
Income/(loss) before Income Taxes	393	(10,887)	406	838
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$393	$(10,887)	$406	$838

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$556	$1,395
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(17)	4,761	1	3,428
	(17)	4,761	557	4,823
Operating Expenses:
Voyage expenses	1	2,820	(24)	1,295
Vessel expenses	(0)	18	141	1,258
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	179	1,367
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1	5,050	296	3,920
Income/(loss) from Vessel Operations	(18)	(290)	261	903
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(18)	(290)	261	903
Other Income/(expense)	-	-	(0)	(1)
Income/(loss) before Interest Expense and Income Taxes	(18)	(290)	260	902
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	(18)	(290)	260	896
Reorganization Items, net	-	1,873	-	26
Income/(loss) before Income Taxes	(18)	(2,163)	260	870
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(18)	$(2,163)	$260	$870

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1,769	1,357	7,521
	-	1,769	1,357	7,521
Operating Expenses:
Voyage expenses	(1)	848	503	4,381
Vessel expenses	82	360	161	1,524
Charter hire expenses	-	765	-	-
Depreciation and amortization	-	437	94	946
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	81	2,410	758	23,793
Income/(loss) from Vessel Operations	(81)	(640)	600	(16,272)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(81)	(640)	600	(16,272)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(81)	(640)	600	(16,272)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(81)	(640)	600	(16,272)
Reorganization Items, net	-	7,293	-	-
Income/(loss) before Income Taxes	(81)	(7,933)	600	(16,272)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(81)	$(7,933)	$600	$(16,272)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$641	$3,171
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	641	3,171
Operating Expenses:
Voyage expenses	-	6	112	379
Vessel expenses	3	15	312	3,091
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	177	1,627
General and administrative	-	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	3	21	601	25,328
Income/(loss) from Vessel Operations	(3)	(21)	40	(22,157)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3)	(21)	40	(22,157)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(3)	(21)	40	(22,157)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3)	(21)	40	(22,157)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(3)	(21)	40	(22,157)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(3)	$(21)	$40	$(22,157)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$750	$4,650	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	750	4,653	-	-
Operating Expenses:
Voyage expenses	13	120	-	-
Vessel expenses	133	1,695	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	440	3,354	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	586	5,169	-	(3)
Income/(loss) from Vessel Operations	164	(517)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	164	(517)	-	3
Other Income/(expense)	(3)	(17)	-	-
Income/(loss) before Interest Expense and Income Taxes	161	(533)	-	3
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	161	(567)	-	3
Reorganization Items, net	-	121	-	-
Income/(loss) before Income Taxes	161	(688)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$161	$(688)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	610	5,698	-	-
	610	5,698	-	-
Operating Expenses:
Voyage expenses	312	3,575	-	-
Vessel expenses	464	1,763	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	44	840	-	-
General and administrative	0	5	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	820	22,240	-	-
Income/(loss) from Vessel Operations	(210)	(16,543)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(210)	(16,543)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(210)	(16,543)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(210)	(16,543)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(210)	(16,543)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(210)	$(16,543)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	463	6,993	-	-
	463	6,993	-	-
Operating Expenses:
Voyage expenses	378	3,250	-	-
Vessel expenses	106	1,248	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	135	1,032	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	618	5,530	-	-
Income/(loss) from Vessel Operations	(156)	1,464	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(156)	1,464	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(156)	1,464	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(156)	1,464	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(156)	1,464	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(156)	$1,464	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,425	12,092	2	834
	1,425	12,092	2	834
Operating Expenses:
Voyage expenses	610	4,990	(0)	434
Vessel expenses	422	2,327	5	473
Charter hire expenses	-	-	-	613
Depreciation and amortization	168	1,265	-	172
General and administrative	16	121	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,216	8,722	5	1,693
Income/(loss) from Vessel Operations	209	3,370	(3)	(860)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	209	3,370	(3)	(860)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	209	3,370	(3)	(860)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	209	3,370	(3)	(860)
Reorganization Items, net	-	-	(31)	3,476
Income/(loss) before Income Taxes	209	3,370	28	(4,336)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$209	$3,370	$28	$(4,336)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$945	$4,462	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	945	4,462	-	-
Operating Expenses:
Voyage expenses	10	181	-	-
Vessel expenses	197	1,779	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	439	3,352	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	646	5,312	-	-
Income/(loss) from Vessel Operations	299	(849)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	299	(849)	-	-
Other Income/(expense)	(1)	(7)	-	-
Income/(loss) before Interest Expense and Income Taxes	298	(857)	-	-
Interest Expense	-	(33)	-	-
Income/(loss) before Reorganization Items and Income Taxes	298	(889)	-	-
Reorganization Items, net	-	121	-	-
Income/(loss) before Income Taxes	298	(1,011)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$298	$(1,011)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Oceania Tanker Corporation		OSG 192 LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$715	$-	$-
Time and bareboat charter revenues	-	-	780	5,022
Voyage charter revenues	-	-	-	23
	-	715	780	5,046
Operating Expenses:
Voyage expenses	21	309	12	67
Vessel expenses	243	1,766	43	390
Charter hire expenses	-	-	-	-
Depreciation and amortization	150	1,376	171	1,903
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	414	34,802	225	2,360
Income/(loss) from Vessel Operations	(414)	(34,087)	555	2,685
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(414)	(34,087)	555	2,685
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(414)	(34,087)	555	2,685
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(414)	(34,087)	555	2,685
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(414)	(34,087)	555	2,685
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(414)	$(34,087)	$555	$2,685

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG 209 LLC		OSG 214 LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	773	5,820	743	5,511
Voyage charter revenues	-	107	55	449
	773	5,927	798	5,960
Operating Expenses:
Voyage expenses	12	168	66	533
Vessel expenses	26	302	41	387
Charter hire expenses	-	-	-	-
Depreciation and amortization	183	1,392	229	1,737
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	221	1,862	336	2,657
Income/(loss) from Vessel Operations	551	4,065	461	3,304
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	551	4,065	461	3,304
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	551	4,065	461	3,304
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	551	4,065	461	3,304
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	551	4,065	461	3,304
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$551	$4,065	$461	$3,304

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG 215 Corporation		OSG 242 LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,350	9,440
Voyage charter revenues	-	-	2	925
	-	-	1,352	10,365
Operating Expenses:
Voyage expenses	-	-	19	462
Vessel expenses	-	-	36	281
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	209	1,594
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	264	2,338
Income/(loss) from Vessel Operations	-	-	1,088	8,027
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,088	8,027
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,088	8,027
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,088	8,027
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,088	8,027
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$1,088	$8,027

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG 243 LLC		OSG 244 LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,350	4,397	840	6,384
Voyage charter revenues	-	4,319	4	130
	1,350	8,717	844	6,514
Operating Expenses:
Voyage expenses	20	776	14	86
Vessel expenses	16	347	28	311
Charter hire expenses	-	-	-	-
Depreciation and amortization	245	1,761	225	1,711
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	281	2,884	267	2,109
Income/(loss) from Vessel Operations	1,069	5,832	578	4,405
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,069	5,832	578	4,405
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,069	5,832	578	4,405
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,069	5,832	578	4,405
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,069	5,832	578	4,405
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$1,069	$5,832	$578	$4,405

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG 252 LLC		OSG 254 LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,020	5,051	-	-
Voyage charter revenues	-	4,407	1,001	6,821
	1,020	9,458	1,001	6,821
Operating Expenses:
Voyage expenses	14	1,303	13	110
Vessel expenses	57	279	63	418
Charter hire expenses	-	-	-	-
Depreciation and amortization	234	1,781	265	2,070
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	305	3,364	341	2,598
Income/(loss) from Vessel Operations	715	6,094	661	4,223
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	715	6,094	661	4,223
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	715	6,094	661	4,223
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	715	6,094	661	4,223
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	715	6,094	661	4,223
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$715	$6,094	$661	$4,223

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG 300 LLC		OSG 400 LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	1
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG America L.P.		OSG America LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Loss	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	2,901	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	2,899	-	-
Income/(loss) from Vessel Operations	(383)	(2,899)	-	-
Equity in Income/(loss) of Affiliated Companies	376	3,364	-	-
Operating Income/(loss)	(7)	465	-	-
Other Income/(expense)	17	70	-	-
Income/(loss) before Interest Expense and Income Taxes	10	535	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	10	535	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	10	535	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Loss	$10	$534	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	207	1,704
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	73	558
General and administrative	-	-	7	52
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	288	2,313
Income/(loss) from Vessel Operations	-	-	(288)	(2,313)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(288)	(2,313)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(288)	(2,313)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(288)	(2,313)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(288)	(2,313)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$(288)	$(2,313)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Constitution LLC		OSG Courageous LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	3	3	223	1,755
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	576
General and administrative	-	-	7	52
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	3	3	305	2,383
Income/(loss) from Vessel Operations	(3)	(3)	(305)	(2,383)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3)	(3)	(305)	(2,383)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(3)	(3)	(305)	(2,383)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3)	(3)	(305)	(2,383)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(3)	(3)	(305)	(2,383)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(3)	$(3)	$(305)	$(2,383)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	5,082	34,475	-	-
	5,082	34,475	-	-
Operating Expenses:
Voyage expenses	841	6,266	-	-
Vessel expenses	900	8,382	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,106	8,316	-	-
General and administrative	23	161	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	(730)	(814)
Total Operating Expenses	2,870	23,126	(730)	(814)
Income/(loss) from Vessel Operations	2,212	11,349	730	814
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2,212	11,349	730	814
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,212	11,349	730	814
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2,212	11,349	730	814
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	2,212	11,349	730	814
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$2,212	$11,349	$730	$814

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Endeavor LLC		OSG Endurance LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	202	1,578
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	85	630
General and administrative	-	-	6	49
(Gain)/loss on disposal of vessels, including impairments	-	31	-	-
Total Operating Expenses	-	31	294	2,257
Income/(loss) from Vessel Operations	-	(31)	(294)	(2,257)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(31)	(294)	(2,257)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(31)	(294)	(2,257)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(31)	(294)	(2,257)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(31)	(294)	(2,257)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(31)	$(294)	$(2,257)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Enterprise LLC		OSG Financial Corp.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	264	1,756	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	109	828	-	-
General and administrative	7	49	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	380	2,633	-	-
Income/(loss) from Vessel Operations	(380)	(2,633)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(380)	(2,633)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(380)	(2,633)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(380)	(2,633)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(380)	(2,633)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(380)	$(2,633)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Freedom LLC		OSG Honour LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	30	220	1,728
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	59	451
General and administrative	-	-	6	51
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	-	1,029	286	2,230
Income/(loss) from Vessel Operations	-	(1,029)	(286)	(2,230)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,029)	(286)	(2,230)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,029)	(286)	(2,230)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,029)	(286)	(2,230)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(1,029)	(286)	(2,230)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(1,029)	$(286)	$(2,230)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Independence LLC		OSG Intrepid LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	207	1,651	255	1,837
Charter hire expenses	-	-	-	-
Depreciation and amortization	71	502	78	726
General and administrative	6	50	8	54
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	284	2,212	341	2,618
Income/(loss) from Vessel Operations	(284)	(2,212)	(341)	(2,618)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(284)	(2,212)	(341)	(2,618)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(284)	(2,212)	(341)	(2,618)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(284)	(2,212)	(341)	(2,618)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(284)	(2,212)	(341)	(2,618)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(284)	$(2,212)	$(341)	$(2,618)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Liberty LLC		OSG Lightering LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	8,169	51,671
	-	-	8,169	51,671
Operating Expenses:
Voyage expenses	-	-	4,729	33,492
Vessel expenses	-	0	8	130
Charter hire expenses	-	-	2,778	18,316
Depreciation and amortization	-	-	137	1,030
General and administrative	-	-	190	1,767
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	7,843	54,735
Income/(loss) from Vessel Operations	-	(0)	327	(3,064)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	327	(3,064)
Other Income/(expense)	-	-	1	6
Income/(loss) before Interest Expense and Income Taxes	-	(0)	327	(3,058)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	327	(3,058)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(0)	327	(3,058)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(0)	$327	$(3,058)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	44
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31	-	-
Total Operating Expenses	-	31	6	44
Income/(loss) from Vessel Operations	-	(31)	(6)	(44)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(31)	(6)	(44)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(31)	(6)	(44)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(31)	(6)	(44)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(31)	(6)	(44)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(31)	$(6)	$(44)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Navigator LLC		OSG New York, Inc.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$522	$3,982
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	10	4,024
	-	-	532	8,006
Operating Expenses:
Voyage expenses	-	-	(3)	2,128
Vessel expenses	218	1,679	4	46
Charter hire expenses	-	-	669	6,777
Depreciation and amortization	70	535	-	-
General and administrative	7	52	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	295	2,265	670	8,950
Income/(loss) from Vessel Operations	(295)	(2,265)	(138)	(944)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(295)	(2,265)	(138)	(944)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(295)	(2,265)	(138)	(944)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(295)	(2,265)	(138)	(944)
Reorganization Items, net	-	-	-	1,126
Income/(loss) before Income Taxes	(295)	(2,265)	(138)	(2,070)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(295)	$(2,265)	$(138)	$(2,070)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20
Total Operating Expenses	-	-	-	20
Income/(loss) from Vessel Operations	-	-	-	(20)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(20)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(20)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(20)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(20)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$(20)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	253	2,072
General and administrative	-	-	4,151	29,905
(Gain)/loss on disposal of vessels, including impairments	-	-	1,638	1,638
Total Operating Expenses	-	(0)	6,043	33,615
Income/(loss) from Vessel Operations	-	0	(6,043)	(33,615)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(6,043)	(33,615)
Other Income/(expense)	-	-	0	3
Income/(loss) before Interest Expense and Income Taxes	-	0	(6,043)	(33,613)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(6,043)	(33,613)
Reorganization Items, net	-	-	2	187
Income/(loss) before Income Taxes	-	0	(6,045)	(33,799)
Income Tax (Benefit)/Provision	-	-	-	2
Net Loss	$-	$0	$(6,045)	$(33,801)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,950	13,564	1,598	12,194
Voyage charter revenues	4	12	6	32
	1,954	13,576	1,603	12,226
Operating Expenses:
Voyage expenses	28	182	27	189
Vessel expenses	522	4,075	530	4,175
Charter hire expenses	786	5,879	771	5,779
Depreciation and amortization	8	62	33	242
General and administrative	17	125	17	127
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,361	10,323	1,377	10,512
Income/(loss) from Vessel Operations	593	3,253	226	1,714
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	593	3,253	226	1,714
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	593	3,253	226	1,714
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	593	3,253	226	1,714
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	593	3,253	226	1,714
Income Tax (Benefit)/Provision	-	22	-	7
Net Loss	$593	$3,231	$226	$1,707

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Houston LLC		Overseas Integrity LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	10,706	-	-
Voyage charter revenues	-	-	-	-
	1,403	10,706	-	-
Operating Expenses:
Voyage expenses	6	45	-	-
Vessel expenses	530	4,103	-	(3)
Charter hire expenses	732	5,492	-	-
Depreciation and amortization	62	468	-	-
General and administrative	17	126	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,346	10,234	-	(3)
Income/(loss) from Vessel Operations	56	472	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	56	472	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	56	472	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	56	472	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	56	472	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$56	$472	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	10,649	1,395	10,641
Voyage charter revenues	-	-	-	7
	1,395	10,649	1,395	10,648
Operating Expenses:
Voyage expenses	12	89	12	96
Vessel expenses	558	4,159	534	4,173
Charter hire expenses	733	5,500	737	5,525
Depreciation and amortization	45	328	39	306
General and administrative	16	124	17	125
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,364	10,200	1,338	10,225
Income/(loss) from Vessel Operations	31	449	57	423
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	31	449	57	423
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	31	449	57	423
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	31	449	57	423
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	31	449	57	423
Income Tax (Benefit)/Provision	-	1	-	1
Net Loss	$31	$448	$57	$422

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,620	11,609	-	-
Voyage charter revenues	5	31	-	-
	1,625	11,640	-	-
Operating Expenses:
Voyage expenses	28	187	-	-
Vessel expenses	569	4,571	-	5
Charter hire expenses	760	5,798	-	-
Depreciation and amortization	40	145	-	-
General and administrative	16	127	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,414	10,828	-	5
Income/(loss) from Vessel Operations	211	812	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	211	812	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	211	812	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	211	812	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	211	812	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Loss	$211	$805	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas New York LLC		Overseas Nikiski LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	9,736	1,598	12,194
Voyage charter revenues	-	-	15	44
	1,403	9,736	1,612	12,238
Operating Expenses:
Voyage expenses	6	41	35	208
Vessel expenses	534	4,185	601	4,266
Charter hire expenses	742	5,556	772	5,788
Depreciation and amortization	40	319	46	339
General and administrative	17	125	17	127
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,339	10,225	1,470	10,729
Income/(loss) from Vessel Operations	64	(489)	142	1,510
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	64	(489)	142	1,510
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	64	(489)	142	1,510
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	64	(489)	142	1,510
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	64	(489)	142	1,510
Income Tax (Benefit)/Provision	-	-	-	7
Net Loss	$64	$(489)	$142	$1,503

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	10	-	-
Income/(loss) from Vessel Operations	-	(10)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(10)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(10)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(10)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(10)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,306	32,242
Voyage charter revenues	-	-	5	47
	-	-	4,312	32,290
Operating Expenses:
Voyage expenses	-	-	32	251
Vessel expenses	-	3	1,048	8,474
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	880	6,736
General and administrative	-	-	33	254
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	1,993	15,716
Income/(loss) from Vessel Operations	-	(3)	2,318	16,574
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,318	16,574
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,318	16,574
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,318	16,574
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,318	16,574
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(3)	$2,318	$16,574

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,740	13,282	1,950	14,139
Voyage charter revenues	3	27	-	3
	1,743	13,309	1,950	14,142
Operating Expenses:
Voyage expenses	25	194	25	182
Vessel expenses	598	4,238	567	4,210
Charter hire expenses	786	5,999	723	5,521
Depreciation and amortization	2	16	18	114
General and administrative	16	125	16	126
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,426	10,572	1,349	10,154
Income/(loss) from Vessel Operations	317	2,737	601	3,988
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	317	2,737	601	3,988
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	317	2,737	601	3,988
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	317	2,737	601	3,988
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	317	2,737	601	3,988
Income Tax (Benefit)/Provision	-	13	-	-
Net Loss	$317	$2,725	$601	$3,988

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Pearlmar Limited		Petromar Limited
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$609	$4,083	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	9	1,013	6,025
	609	4,092	1,013	6,025
Operating Expenses:
Voyage expenses	1	5	385	3,071
Vessel expenses	93	1,811	234	1,378
Charter hire expenses	-	-	-	-
Depreciation and amortization	213	1,620	76	725
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	14,775
Total Operating Expenses	306	3,436	695	19,950
Income/(loss) from Vessel Operations	304	656	318	(13,926)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	304	656	318	(13,926)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	304	656	318	(13,926)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	304	656	318	(13,926)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	304	656	318	(13,926)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$304	$656	$318	$(13,926)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(102)	3,916	(0)	3,812
	(102)	3,916	(0)	3,812
Operating Expenses:
Voyage expenses	4	2,380	-	2,366
Vessel expenses	1	34	1	12
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	5	4,764	1	4,374
Income/(loss) from Vessel Operations	(106)	(848)	(1)	(562)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(106)	(848)	(1)	(562)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(106)	(848)	(1)	(562)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(106)	(848)	(1)	(562)
Reorganization Items, net	-	3,556	-	3,594
Income/(loss) before Income Taxes	(106)	(4,404)	(1)	(4,156)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(106)	$(4,404)	$(1)	$(4,156)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Queens Product Tanker Corporation		Reymar Limited
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$466	$3,456
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	9	-	9
	-	9	466	3,466
Operating Expenses:
Voyage expenses	0	2	1	9
Vessel expenses	(8)	86	155	2,333
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	192	1,462
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(8)	88	348	3,804
Income/(loss) from Vessel Operations	8	(80)	118	(338)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	8	(80)	118	(338)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	8	(80)	118	(338)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	8	(80)	118	(338)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	8	(80)	118	(338)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$8	$(80)	$118	$(338)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	824	6,210	(0)	841
	824	6,665	(0)	841
Operating Expenses:
Voyage expenses	624	3,451	0	500
Vessel expenses	8	47	(19)	359
Charter hire expenses	405	2,522	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	(0)	(0)
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,037	6,021	(19)	1,565
Income/(loss) from Vessel Operations	(212)	644	19	(724)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(212)	644	19	(724)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(212)	644	19	(724)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(212)	644	19	(724)
Reorganization Items, net	-	2,999	-	6,298
Income/(loss) before Income Taxes	(212)	(2,355)	19	(7,022)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(212)	$(2,355)	$19	$(7,022)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$829	$2,645	$-	$-
Time and bareboat charter revenues	-	-	360	2,741
Voyage charter revenues	-	-	3	10
	829	2,645	363	2,752
Operating Expenses:
Voyage expenses	(5)	159	10	78
Vessel expenses	231	2,438	172	1,517
Charter hire expenses	-	-	-	-
Depreciation and amortization	256	1,752	209	1,588
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	482	4,349	391	3,183
Income/(loss) from Vessel Operations	347	(1,704)	(28)	(431)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	347	(1,704)	(28)	(431)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	347	(1,704)	(28)	(431)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	347	(1,704)	(28)	(431)
Reorganization Items, net	-	26	-	-
Income/(loss) before Income Taxes	347	(1,730)	(28)	(431)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$347	$(1,730)	$(28)	$(431)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Rubymar Limited		Sakura Transport Corp.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$741	$4,947
Time and bareboat charter revenues	240	2,072	-	-
Voyage charter revenues	-	-	-	-
	240	2,072	741	4,947
Operating Expenses:
Voyage expenses	-	(0)	3	190
Vessel expenses	0	(5)	239	1,801
Charter hire expenses	-	-	-	-
Depreciation and amortization	201	1,535	243	1,850
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	201	1,530	485	3,841
Income/(loss) from Vessel Operations	39	542	256	1,106
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	39	542	256	1,106
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	39	542	256	1,106
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	39	542	256	1,106
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	39	542	256	1,106
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$39	$542	$256	$1,106

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	402	2,898	-	-
Voyage charter revenues	3	2	1,588	11,162
	405	2,900	1,588	11,162
Operating Expenses:
Voyage expenses	11	92	512	4,070
Vessel expenses	123	1,223	355	2,408
Charter hire expenses	-	-	-	-
Depreciation and amortization	179	1,364	166	1,263
General and administrative	-	-	16	114
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	312	2,678	1,048	7,854
Income/(loss) from Vessel Operations	93	221	539	3,308
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	93	221	539	3,308
Other Income/(expense)	(0)	(1)	-	-
Income/(loss) before Interest Expense and Income Taxes	92	220	539	3,308
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	92	215	539	3,308
Reorganization Items, net	-	26	-	-
Income/(loss) before Income Taxes	92	189	539	3,308
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$92	$189	$539	$3,308

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$(8)	$509	$270	$2,052
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	797	2,592	-	-
	789	3,101	270	2,052
Operating Expenses:
Voyage expenses	409	1,458	-	(6)
Vessel expenses	180	903	142	1,742
Charter hire expenses	187	1,232	-	-
Depreciation and amortization	19	119	139	1,058
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	795	3,712	281	2,794
Income/(loss) from Vessel Operations	(6)	(610)	(11)	(743)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(6)	(610)	(11)	(743)
Other Income/(expense)	(1)	(14)	-	-
Income/(loss) before Interest Expense and Income Taxes	(8)	(625)	(11)	(743)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(8)	(625)	(11)	(743)
Reorganization Items, net	28	11,802	-	-
Income/(loss) before Income Taxes	(36)	(12,427)	(11)	(743)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(36)	$(12,427)	$(11)	$(743)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$271	$2,004	$406	$3,353
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	271	2,004	406	3,353
Operating Expenses:
Voyage expenses	-	(62)	-	15
Vessel expenses	226	2,247	135	1,340
Charter hire expenses	-	-	188	2,154
Depreciation and amortization	306	2,335	15	117
General and administrative	-	59	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	532	4,579	337	3,625
Income/(loss) from Vessel Operations	(260)	(2,575)	68	(272)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(260)	(2,575)	68	(272)
Other Income/(expense)	0	0	(1)	(14)
Income/(loss) before Interest Expense and Income Taxes	(260)	(2,575)	67	(286)
Interest Expense	(5)	(10)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(265)	(2,585)	67	(286)
Reorganization Items, net	-	26	-	10,192
Income/(loss) before Income Taxes	(265)	(2,611)	67	(10,478)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(265)	$(2,611)	$67	$(10,478)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$594	$3,886	$325	$856
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	-	8	-	-
	594	3,894	325	2,742
Operating Expenses:
Voyage expenses	1	8	(0)	25
Vessel expenses	141	1,284	191	1,916
Charter hire expenses	-	-	-	-
Depreciation and amortization	209	1,584	136	1,033
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	351	2,875	327	2,975
Income/(loss) from Vessel Operations	243	1,019	(2)	(232)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	243	1,019	(2)	(232)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	243	1,019	(2)	(232)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	243	1,019	(2)	(232)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	243	1,019	(2)	(232)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$243	$1,019	$(2)	$(232)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	443	3,048
Voyage charter revenues	946	7,519	-	-
	946	7,519	443	3,048
Operating Expenses:
Voyage expenses	517	4,617	-	-
Vessel expenses	125	1,340	2	16
Charter hire expenses	-	-	443	3,049
Depreciation and amortization	110	841	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	752	6,798	445	3,065
Income/(loss) from Vessel Operations	195	722	(2)	(18)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	195	722	(2)	(18)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	195	722	(2)	(18)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	195	722	(2)	(18)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	195	722	(2)	(18)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$195	$722	$(2)	$(18)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$785	$10,703	$7	$1,404
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	7
	785	10,703	7	1,412
Operating Expenses:
Voyage expenses	-	(282)	2	20
Vessel expenses	2	112	31	561
Charter hire expenses	822	13,501	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	121	506	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	944	13,837	33	2,345
Income/(loss) from Vessel Operations	(159)	(3,134)	(26)	(933)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(159)	(3,134)	(26)	(933)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(159)	(3,134)	(26)	(933)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(159)	(3,134)	(26)	(933)
Reorganization Items, net	-	-	-	23,462
Income/(loss) before Income Taxes	(159)	(3,134)	(26)	(24,395)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(159)	$(3,134)	$(26)	$(24,395)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$508	$3,231
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	25	25
	-	-	533	3,257
Operating Expenses:
Voyage expenses	-	-	-	189
Vessel expenses	-	-	242	2,123
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	261	1,989
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	503	4,301
Income/(loss) from Vessel Operations	-	-	30	(1,045)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	30	(1,045)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	30	(1,045)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	30	(1,045)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	30	(1,045)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$30	$(1,045)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$5	$1,205
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	5	1,217
Operating Expenses:
Voyage expenses	-	-	0	10
Vessel expenses	-	-	1	482
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	1	2,202
Income/(loss) from Vessel Operations	-	-	4	(985)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	4	(985)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	4	(985)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	4	(985)
Reorganization Items, net	-	-	-	24,062
Income/(loss) before Income Taxes	-	-	4	(25,047)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$4	$(25,047)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Troy Product Corporation		Urban Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$409	$3,343
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	409	3,335
Operating Expenses:
Voyage expenses	-	-	(6)	(35)
Vessel expenses	-	-	(6)	26
Charter hire expenses	-	-	407	2,643
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	396	2,634
Income/(loss) from Vessel Operations	-	-	13	701
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	13	701
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	13	701
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	13	701
Reorganization Items, net	-	-	-	3,176
Income/(loss) before Income Taxes	-	-	13	(2,475)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$13	$(2,475)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Vega Tanker Corporation		View Tanker Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(6)	$(40)
Time and bareboat charter revenues	-	-	428	3,267
Voyage charter revenues	-	-	-	-
	-	-	422	3,226
Operating Expenses:
Voyage expenses	-	-	8	70
Vessel expenses	-	26	5	34
Charter hire expenses	-	-	503	2,229
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	26	516	2,332
Income/(loss) from Vessel Operations	-	(26)	(94)	895
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(26)	(94)	895
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(26)	(94)	895
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(26)	(94)	895
Reorganization Items, net	-	-	-	3,098
Income/(loss) before Income Taxes	-	(26)	(94)	(2,203)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(26)	$(94)	$(2,203)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	25	3,818
	-	-	25	3,818
Operating Expenses:
Voyage expenses	-	-	0	1,971
Vessel expenses	-	-	-	5
Charter hire expenses	-	-	12	1,826
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	13	3,801
Income/(loss) from Vessel Operations	-	-	12	17
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	12	17
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	12	17
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	12	17
Reorganization Items, net	-	-	-	2,463
Income/(loss) before Income Taxes	-	-	12	(2,447)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$12	$(2,447)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$17,299	$131,710
Time and bareboat charter revenues	-	-	30,956	226,143
Voyage charter revenues	-	-	30,673	261,993
	-	-	78,928	619,846
Operating Expenses:
Voyage expenses	-	-	13,627	129,332
Vessel expenses	-	-	19,426	167,759
Charter hire expenses	-	-	17,251	162,717
Depreciation and amortization	-	-	14,118	112,839
General and administrative	-	-	7,805	42,053
(Gain)/loss on disposal of vessels, including impairments	-	-	909	279,848
Total Operating Expenses	-	-	73,135	894,548
Income/(loss) from Vessel Operations	-	-	5,793	(274,702)
Equity in Income/(loss) of Affiliated Companies	-	-	3,855	27,857
Operating Income/(loss)	-	-	9,648	(246,845)
Other Income/(expense)	-	-	(933)	(9,013)
Income/(loss) before Interest Expense and Income Taxes	-	-	8,715	(255,859)
Interest Expense	-	-	(20)	(183)
Income/(loss) before Reorganization Items and Income Taxes	-	-	8,694	(256,042)
Reorganization Items, net	-	-	8,497	261,765
Income/(loss) before Income Taxes	-	-	197	(517,807)
Income Tax (Benefit)/Provision	-	-	378	(1,601)
Net Loss	$-	$-	$(181)	$(516,206)

See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Eliminations		Consolidated Debtors
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$-	$(285)	$17,299	$131,425
Time and bareboat charter revenues	(407)	(6,698)	30,549	219,444
Voyage charter revenues	-	-	30,673	261,993
	(407)	(6,983)	78,521	612,863
Operating Expenses:
Voyage expenses	-	-	13,627	129,332
Vessel expenses	-	-	19,426	167,759
Charter hire expenses	(407)	(6,983)	16,844	155,734
Depreciation and amortization	-	-	14,118	112,839
General and administrative	-	-	7,805	42,053
(Gain)/loss on disposal of vessels, including impairments	-	-	909	279,848
Total Operating Expenses	(407)	(6,983)	72,727	887,565
Income/(loss) from Vessel Operations	-	-	5,794	(274,702)
Equity in Income/(loss) of Affiliated Companies	-	-	3,855	27,856
Operating Income/(loss)	-	-	9,649	(246,846)
Other Income/(expense)	-	-	(933)	(9,013)
Income/(loss) before Interest Expense and Income Taxes	-	-	8,716	(255,860)
Interest Expense	-	-	(20)	(184)
Income/(loss) before Reorganization Items and Income Taxes	-	-	8,695	(256,044)
Reorganization Items, net	-	-	8,497	261,765
Income/(loss) before Income Taxes	-	-	198	(517,809)
Income Tax (Benefit)/Provision	-	-	378	(1,601)
Net Loss	$-	$-	$(180)	$(516,208)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Total Non-Debtors		Eliminations
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$4	$(42)	$-	$-
Time and bareboat charter revenues	-	47	-	-
Voyage charter revenues	-	(167)	-	-
	4	(161)	-	-
Operating Expenses:
Voyage expenses	2	(403)	-	-
Vessel expenses	(444)	657	-	-
Charter hire expenses	-	244	-	-
Depreciation and amortization	(78)	(491)	-	-
General and administrative	2,609	16,037	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(6)	-	-
Total Operating Expenses	2,089	16,039	-	-
Income/(loss) from Vessel Operations	(2,085)	(16,200)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2,085)	(16,200)	-	-
Other Income/(expense)	1,226	9,532	-	-
Income/(loss) before Interest Expense and Income Taxes	(859)	(6,667)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(859)	(6,667)	-	-
Reorganization Items, net	(9)	-	-	-
Income/(loss) before Income Taxes	(850)	(6,667)	-	-
Income Tax (Benefit)/Provision	-	21	-	-
Net Loss	$(850)	$(6,688)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Consolidated Overseas Shipholding Group, Inc.
($000s)	June 1 - 30, 2013	November 14, 2012 - June 30, 2013

Shipping Revenues:

Pool revenues	$17,304	$131,385
Time and bareboat charter revenues	30,549	219,492
Voyage charter revenues	30,673	261,828
	78,526	612,705
Operating Expenses:
Voyage expenses	13,628	128,928
Vessel expenses	18,982	168,416
Charter hire expenses	16,844	155,978
Depreciation and amortization	14,039	112,348
General and administrative	10,414	58,092
(Gain)/loss on disposal of vessels, including impairments	909	279,840
Total Operating Expenses	74,816	903,602
Income/(loss) from Vessel Operations	3,710	(290,897)
Equity in Income/(loss) of Affiliated Companies	3,855	27,856
Operating Income/(loss)	7,565	(263,041)
Other Income/(expense)	293	519
Income/(loss) before Interest Expense and Income Taxes	7,858	(262,522)
Interest Expense	(20)	(184)
Income/(loss) before Reorganization Items and Income Taxes	7,838	(262,706)
Reorganization Items, net	8,488	261,765
Income/(loss) before Income Taxes	(650)	(524,471)
Income Tax (Benefit)/Provision	378	(1,580)
Net Loss	$(1,028)	$(522,891)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods June 1 - 30, 2013 and November 14, 2012 through June 30, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$282,098	$3,986	$104,354	$46,300	$24,608	$-	$-
Voyage receivables	530	0	(990)	(1,009)	-	-	2,611	4,019
Other receivables	5,011	51	13,363	13,322	746	596	27	34
Inventory	-	-	-	-	-	-	-	621
Prepaid expenses and other current assets	16,696	10,827	(133)	48	-	-	75	231
Total Current Assets	342,364	292,976	16,227	116,715	47,046	25,203	2,713	4,905
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	48,973
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,911
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	50,884
Investments in Affiliated Companies	38	253	(2,998)	31,944	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-
Intercompany loans receivable and accrued interest	267,376	271,180	180,732	161,426	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,970	339,231	339,233	986,889	986,888	16,336	16,336
Pre-petition Intercompany receivables from non-debtors	10,840	10,840	1,487,388	1,487,354	4,045	4,045	-	-
Post-petition intercompany receivables from non-debtors	-	274	-	7,593	-	-	-	-
Post-petition Intercompany receivables from debtors	-	20,783	-	27,916	-	27,912	-	-
Other Assets	0	0	6	24	237	333	257	250
Total Assets	$1,767,945	$1,765,276	$4,057,090	$4,208,718	$2,550,477	$2,556,642	$72,103	$72,375

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	363,942	-	197	55	1,555	1,150	1,704
Total Current Liabilities Not Subject to Compromise	8,019	363,942	-	197	55	1,555	1,150	1,704

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	77,283	-	51,522	-	502
Post-petition intercompany payables to non-debtors	-	-	-	29,789	-	-	-	501
Post-petition intercompany payables to other debtors	-	8,182	-	99,342	-	4,138	-	23
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	372,520	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	732,151	744,644	-	206,611	55	57,215	1,150	2,730

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	33	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,805	-	-
Other liabilities	2,018,557	2,022,218	509	509	2,210	3,389	47,270	46,611
Total Liabilities Subject to Compromise	2,060,968	2,078,965	2,478,631	2,425,276	1,191,215	1,142,392	75,397	74,738

Total Liabilities	2,793,118	2,823,610	2,478,631	2,631,886	1,191,270	1,199,607	76,547	77,468
Equity:
Total Equity	(1,025,174)	(1,058,334)	1,578,459	1,576,831	1,359,207	1,357,035	(4,444)	(5,093)
Total Liabilities and Equity	$1,767,945	$1,765,276	$4,057,090	$4,208,718	$2,550,477	$2,556,642	$72,103	$72,375

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Africa Tanker Corporation		Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	1,547	1,171	153	1,238	2,957	2,316
Other receivables	(1)	(1)	11	(34)	(24)	(34)	2,741	131
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	18	149	21	76	21	79	528	435
Total Current Assets	18	148	1,579	1,213	150	1,282	6,226	2,881
Vessels and other property, less accumulated depreciation	-	-	34,822	15,433	34,750	15,736	228	-
Deferred drydock expenditures, net	-	-	674	415	401	212	1,800	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,496	15,847	35,151	15,949	2,028	-
Investments in Affiliated Companies	231,376	254,689	300	300	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	259,313	259,313	3,930	3,930	7,926	7,926	6,502	6,502
Pre-petition Intercompany receivables from non-debtors	4,350	4,350	0	0	-	-	14	14
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,210	-	1,017	-	2,266
Other Assets	-	-	53	63	67	60	55	-
Total Assets	$495,057	$518,501	$41,358	$23,563	$43,893	$26,833	$14,825	$11,663

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	44	27	708	707	116	85
Total Current Liabilities Not Subject to Compromise	-	-	44	27	708	707	116	85

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	287	-	336	-	-
Post-petition intercompany payables to other debtors	-	1,251	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	43	8	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	43	1,259	44	314	708	1,043	116	85

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17	17	6,818	6,818	7,706	7,706	26,898	26,898
Pre-petition intercompany payables to other debtors	39	39	238	238	222	222	2,722	2,722
Other liabilities	-	-	19,950	19,833	19,950	19,833	-	12,464
Total Liabilities Subject to Compromise	56	56	27,006	26,889	27,878	27,761	29,620	42,084

Total Liabilities	99	1,315	27,050	27,203	28,586	28,804	29,736	42,170
Equity:
Total Equity	494,959	517,186	14,308	(3,640)	15,308	(1,971)	(14,912)	(30,507)
Total Liabilities and Equity	$495,057	$518,501	$41,358	$23,563	$43,893	$26,833	$14,825	$11,663

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Alpha Tanker Corporation		Amalia Product Corporation		Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(62)	(62)	2,562	2,900	1,417	2,158	(22)	-
Other receivables	131	131	6	(4)	14	14	-	-
Inventory	-	-	38	-	318	406	-	-
Prepaid expenses and other current assets	-	-	388	101	21	86	1,071	-
Total Current Assets	69	69	2,995	2,997	1,769	2,665	1,049	-
Vessels and other property, less accumulated depreciation	-	-	51,954	50,191	26,361	10,133	-	-
Deferred drydock expenditures, net	-	-	1,747	1,450	1,657	1,407	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	53,701	51,641	28,018	11,540	-	-
Investments in Affiliated Companies	-	-	601	601	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	157	157	6,826	6,826	16,108	16,108	102	102
Pre-petition Intercompany receivables from non-debtors	481	481	-	-	-	-	783	783
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,802	-	814	-	1,059
Other Assets	-	-	(1)	(1)	33	29	-	(12)
Total Assets	$707	$707	$64,121	$64,865	$45,929	$31,156	$1,934	$1,932

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	41	46	374	224	4	4
Total Current Liabilities Not Subject to Compromise	-	-	41	46	374	224	4	4

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	41	46	374	224	4	4

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	6,322	6,322	17,078	17,078	-	-
Pre-petition intercompany payables to other debtors	147	147	3	3	335	335	840	840
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	147	147	6,325	6,325	17,413	17,413	840	840

Total Liabilities	147	147	6,366	6,371	17,787	17,637	844	844
Equity:
Total Equity	560	560	57,755	58,495	28,142	13,519	1,090	1,088
Total Liabilities and Equity	$707	$707	$64,121	$64,865	$45,929	$31,156	$1,934	$1,932

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Andromar Limited		Antigmar Limited		Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,480	1,457	270	1,154	455	453	2,193	282
Other receivables	20	29	(27)	5	3,779	3,779	15	351
Inventory	-	-	484	(0)	-	-	150	-
Prepaid expenses and other current assets	23	79	21	82	4,651	4,651	273	-
Total Current Assets	1,523	1,564	748	1,241	8,884	8,882	2,631	633
Vessels and other property, less accumulated depreciation	35,473	15,622	35,287	15,752	-	-	-	-
Deferred drydock expenditures, net	534	284	395	247	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	36,006	15,907	35,682	15,999	-	-	-	-
Investments in Affiliated Companies	600	600	600	600	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	14,837	14,837	15,228	15,228	199	199	19,515	19,515
Pre-petition Intercompany receivables from non-debtors	1	1	-	-	440	440	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,161	-	1,201	-	-	-	1,445
Other Assets	46	48	(24)	62	-	-	-	-
Total Assets	$53,013	$34,118	$52,233	$34,330	$9,523	$9,521	$22,146	$21,593

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	928	73	469	60	57	57	478	10
Total Current Liabilities Not Subject to Compromise	928	73	469	60	57	57	478	10

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	307	-	332	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	928	379	469	392	57	57	478	10

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,388	16,388	17,540	17,540	1,979	1,979	23,009	23,009
Pre-petition intercompany payables to other debtors	226	226	241	241	18	18	-	-
Other liabilities	19,950	19,833	19,950	19,833	-	-	-	1,837
Total Liabilities Subject to Compromise	36,564	36,447	37,731	37,614	1,997	1,997	23,009	24,846

Total Liabilities	37,492	36,826	38,200	38,006	2,053	2,053	23,487	24,856
Equity:
Total Equity	15,521	(2,709)	14,033	(3,676)	7,470	7,468	(1,340)	(3,262)
Total Liabilities and Equity	$53,013	$34,118	$52,233	$34,330	$9,523	$9,521	$22,146	$21,593

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,578	1,164	330	330	1,936	1,084	1,699	1,811
Other receivables	6	(6)	26	26	2	3	(4)	17
Inventory	-	-	-	-	182	759	323	413
Prepaid expenses and other current assets	29	75	31	31	23	78	19	79
Total Current Assets	1,612	1,232	386	387	2,143	1,924	2,037	2,320
Vessels and other property, less accumulated depreciation	35,133	15,418	-	-	35,037	15,443	41,872	40,865
Deferred drydock expenditures, net	762	474	-	-	726	482	-	-
Total Vessels, Deferred Drydock and Other Property	35,895	15,892	-	-	35,762	15,924	41,872	40,865
Investments in Affiliated Companies	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,288	-	-	-	3,444	-	3,693
Other Assets	30	44	-	-	(114)	(46)	2	2
Total Assets	$42,697	$24,616	$2,130	$2,130	$50,976	$34,430	$43,926	$46,895

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	42	22	-	-	571	1,297	63	341
Total Current Liabilities Not Subject to Compromise	42	22	-	-	571	1,297	63	341

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	359	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	42	380	-	-	571	1,297	63	341

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	19,950	19,833	-	-	-	-	-	-
Total Liabilities Subject to Compromise	28,159	28,042	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	28,202	28,423	1,193	1,193	10,616	11,341	42,851	43,129
Equity:
Total Equity	14,496	(3,807)	936	937	40,360	23,089	1,075	3,766
Total Liabilities and Equity	$42,697	$24,616	$2,130	$2,130	$50,976	$34,430	$43,926	$46,895

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	420	3,187	3,803	171	171	-	-
Other receivables	-	87	28	9	(53)	(53)	-	1,068
Inventory	433	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	0	96	233	221	221	-	7
Total Current Assets	1,941	507	3,311	4,045	339	339	-	1,075
Vessels and other property, less accumulated depreciation	-	-	38,944	37,674	-	-	59,564	59,889
Deferred drydock expenditures, net	-	-	1,486	1,382	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	39,056	-	-	59,564	59,889
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,269	-	-	-	-	-	-
Other Assets	(9)	(9)	(37)	(29)	-	-	-	-
Total Assets	$24,241	$24,075	$56,032	$55,400	$1,611	$1,611	$81,926	$83,326

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	25	321	370	249	249	-	13
Total Current Liabilities Not Subject to Compromise	59	25	321	370	249	249	-	13

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,867	-	-	-	1,387
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	25	321	2,237	249	249	-	1,400

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5
Other liabilities	-	2,421	-	-	-	-	-	-
Total Liabilities Subject to Compromise	25,746	28,167	6,460	6,460	1,208	1,208	81,826	81,826

Total Liabilities	25,805	28,192	6,782	8,697	1,457	1,457	81,826	83,226
Equity:
Total Equity	(1,564)	(4,117)	49,250	46,703	154	154	100	100
Total Liabilities and Equity	$24,241	$24,075	$56,032	$55,400	$1,611	$1,611	$81,926	$83,326

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	697	457	710	-	195	6	205	16
Other receivables	13	-	(3)	-	22	19	(9)	(38)
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	44	-	-	-	47	113	33	105
Total Current Assets	753	457	707	-	264	137	230	83
Vessels and other property, less accumulated depreciation	141	-	-	-	36,005	34,756	37,294	36,005
Deferred drydock expenditures, net	65	-	-	-	358	164	306	209
Total Vessels, Deferred Drydock and Other Property	206	-	-	-	36,364	34,920	37,600	36,213
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,281	9,741	2,827	2,827	26,270	26,270	27,240	27,240
Pre-petition Intercompany receivables from non-debtors	-	-	25,270	25,270	4	4	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	441	-	1,395	-	1,379
Other Assets	105	-	(3)	(8)	-	-	(41)	4
Total Assets	$11,345	$10,198	$28,802	$28,529	$62,901	$62,725	$65,032	$64,922

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	609	46	279	17	461	424	489	488
Total Current Liabilities Not Subject to Compromise	609	46	279	17	461	424	489	488

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	281	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	(854)	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(245)	327	279	17	461	424	489	488

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	15,430	15,430	370	370	3,342	3,342	2,979	2,979
Pre-petition intercompany payables to other debtors	341	341	47,640	47,620	17,008	17,008	17,774	17,774
Other liabilities	-	24,210	-	0	-	-	-	-
Total Liabilities Subject to Compromise	15,771	39,981	48,010	47,990	20,350	20,350	20,753	20,753

Total Liabilities	15,526	40,308	48,289	48,008	20,811	20,774	21,242	21,241
Equity:
Total Equity	(4,181)	(30,110)	(19,488)	(19,478)	42,091	41,952	43,790	43,681
Total Liabilities and Equity	$11,345	$10,198	$28,802	$28,529	$62,901	$62,725	$65,032	$64,922

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation		Carl Product Corporation		Concept Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	887	1,993	908	468	2,622	2,907	1,991	1,204
Other receivables	908	(7)	-	-	11	(16)	-	-
Inventory	344	739	752	0	-	-	-	-
Prepaid expenses and other current assets	54	134	3	(0)	33	102	241	472
Total Current Assets	2,194	2,859	1,662	468	2,667	2,993	2,232	1,676
Vessels and other property, less accumulated depreciation	22,147	5,043	-	-	51,896	50,144	-	-
Deferred drydock expenditures, net	789	1,157	-	-	1,873	1,562	-	-
Total Vessels, Deferred Drydock and Other Property	22,935	6,200	-	-	53,768	51,706	-	-
Investments in Affiliated Companies	-	-	-	-	612	-	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	28,974	28,974	18,588	18,588	6,388	6,388	7,495	7,495
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,958	-	3,312	-	725
Other Assets	14	6	-	-	(58)	(13)	-	-
Total Assets	$54,135	$38,057	$20,251	$21,014	$63,377	$64,386	$10,027	$10,196

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	651	1,251	19	143	102	1,246	-	-
Total Current Liabilities Not Subject to Compromise	651	1,251	19	143	102	1,246	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,296	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	493	-
Total Liabilities Not Subject to Compromise	651	2,547	19	143	102	1,246	493	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	20,445	20,445	24,230	24,230	6,327	6,327	11,522	11,522
Pre-petition intercompany payables to other debtors	3,073	3,073	-	-	2	2	1	1
Other liabilities	-	-	-	3,195	-	-	-	2,978
Total Liabilities Subject to Compromise	23,518	23,518	24,230	27,426	6,330	6,330	11,523	14,500

Total Liabilities	24,169	26,065	24,249	27,568	6,431	7,576	12,015	14,500
Equity:
Total Equity	29,966	11,992	(3,998)	(6,554)	56,946	56,811	(1,989)	(4,304)
Total Liabilities and Equity	$54,135	$38,057	$20,251	$21,014	$63,377	$64,386	$10,027	$10,196

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	90	0	-	-	758	668	(40)	(40)
Other receivables	-	-	-	-	4	41	(15)	(4)
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	42	114	(60)	-
Total Current Assets	90	0	-	-	805	824	(115)	(44)
Vessels and other property, less accumulated depreciation	-	-	-	-	56,274	54,807	-	-
Deferred drydock expenditures, net	-	-	-	-	43	25	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	56,317	54,832	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	431	431	-	-	3,875	3,875	1,477	1,477
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	119	119
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	96	-	-	-	681	-	-
Other Assets	-	-	-	-	136	164	-	-
Total Assets	$522	$527	$-	$-	$61,132	$60,376	$1,481	$1,552

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	660	350	-	71
Total Current Liabilities Not Subject to Compromise	-	-	-	-	660	350	-	71

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	622	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	660	972	-	71

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	83	83	-	-	7,653	7,653	1,337	1,337
Pre-petition intercompany payables to other debtors	18	18	-	-	2	2	-	-
Other liabilities	10	10	-	-	36,973	36,410	-	-
Total Liabilities Subject to Compromise	111	111	-	-	44,628	44,065	1,337	1,337

Total Liabilities	111	111	-	-	45,288	45,037	1,337	1,408
Equity:
Total Equity	410	416	-	-	15,844	15,339	144	144
Total Liabilities and Equity	$522	$527	$-	$-	$61,132	$60,376	$1,481	$1,552

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,455	634	1,711	468	2,422	448	243	243
Other receivables	687	688	883	983	44	329	373	424
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	579	203	409	107	479	0	-	-
Total Current Assets	4,721	1,525	3,003	1,558	2,945	777	616	667
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,250	-	700	-	2,251	-	-
Other Assets	(1)	-	(5)	(15)	-	-	51	-
Total Assets	$37,873	$36,927	$17,655	$16,900	$30,772	$30,855	$2,608	$2,608

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	285	341	-	-	100	189	-	-
Total Current Liabilities Not Subject to Compromise	285	341	-	-	100	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	285	341	-	-	100	189	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	1	1	955	955	835	835
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	28,585	28,642	18,441	18,441	23,773	23,863	1,881	1,881
Equity:
Total Equity	9,288	8,285	(786)	(1,541)	6,999	6,992	727	727
Total Liabilities and Equity	$37,873	$36,927	$17,655	$16,900	$30,772	$30,855	$2,608	$2,608

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	99	581	473	3,016	183	-	-
Other receivables	750	750	865	858	8	1,475	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	195	-	-
Total Current Assets	1,997	848	1,415	1,331	3,534	1,853	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,078	-	45	-	370	-	-
Other Assets	-	-	0	-	26	20	-	-
Total Assets	$15,262	$15,192	$11,965	$11,926	$14,624	$11,403	$-	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	31	162	13	-	-
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	13	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	13	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-
Other liabilities	-	-	-	-	-	26,855	-	-
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	53,262	-	-

Total Liabilities	16,475	16,475	12,512	12,536	26,569	53,274	-	-
Equity:
Total Equity	(1,213)	(1,283)	(547)	(609)	(11,944)	(41,872)	-	-
Total Liabilities and Equity	$15,262	$15,192	$11,965	$11,926	$14,624	$11,403	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-
Voyage receivables	1,427	1,159	1,703	1,515	22	10	287	287
Other receivables	33	32	73	100	-	-	0	0
Inventory	-	-	-	-	-	-	(0)	(0)
Prepaid expenses and other current assets	46	131	42	120	335	75	0	0
Total Current Assets	1,506	1,322	1,819	1,736	357	86	288	288
Vessels and other property, less accumulated depreciation	23,283	22,506	56,928	55,666	-	-	-	-
Deferred drydock expenditures, net	1,671	1,416	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,954	23,922	56,928	55,666	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	7,170	7,170	2,383	2,383	5,755	5,755	7,053	7,053
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	378	-	-	-	-	-	-
Other Assets	85	87	290	167	-	-	-	-
Total Assets	$33,715	$32,879	$61,419	$59,952	$6,113	$5,841	$7,341	$7,341

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	119	40	423	174	2,054	503	995	995
Total Current Liabilities Not Subject to Compromise	119	40	423	174	2,054	503	995	995

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	526	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	304	-	304	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	119	40	423	1,004	2,054	807	995	995

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32,826	32,826	7,606	7,606	8,117	8,117	5,815	5,815
Pre-petition intercompany payables to other debtors	7	7	34	34	-	-	-	-
Other liabilities	-	(0)	36,973	36,410	-	-	-	-
Total Liabilities Subject to Compromise	32,833	32,833	44,613	44,050	8,117	8,117	5,815	5,815

Total Liabilities	32,952	32,873	45,036	45,053	10,170	8,924	6,810	6,810
Equity:
Total Equity	763	6	16,383	14,899	(4,058)	(3,083)	531	531
Total Liabilities and Equity	$33,715	$32,879	$61,419	$59,952	$6,113	$5,841	$7,341	$7,341

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation		Front President Inc.		Goldmar Limited
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	2,635	3,617	924	1,923	2,991	3,144	2,099	2,347
Other receivables	7	(6)	53	24	179	181	0	(11)
Inventory	-	-	893	1,227	-	-	-	-
Prepaid expenses and other current assets	107	285	216	135	90	210	33	93
Total Current Assets	2,749	3,895	2,086	3,309	3,261	3,537	2,132	2,430
Vessels and other property, less accumulated depreciation	38,368	20,630	21,167	5,120	105,641	103,186	34,252	32,944
Deferred drydock expenditures, net	2,032	1,406	1,676	1,196	-	256	1,546	1,579
Total Vessels, Deferred Drydock and Other Property	40,401	22,036	22,843	6,316	105,641	103,442	35,798	34,524
Investments in Affiliated Companies	-	-	-	-	-	-	641	641
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,750	21,750	30,407	30,407	65,978	65,978	19,307	19,307
Pre-petition Intercompany receivables from non-debtors	117	117	0	0	0	0	8	8
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,180	-	736	-	1,993
Other Assets	421	471	107	106	380	310	67	42
Total Assets	$65,438	$48,270	$55,442	$42,319	$175,261	$174,003	$57,955	$58,945

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	525	175	65	924	239	251	39	411
Total Current Liabilities Not Subject to Compromise	525	175	65	924	239	251	39	411

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	569	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	624	-	-
Post-petition intercompany payables to other debtors	-	1,444	-	960	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	525	1,619	65	1,884	239	1,444	39	411

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,373	11,373	22,491	22,491	12,424	12,424	5,499	5,499
Pre-petition intercompany payables to other debtors	10	10	3,432	3,432	3	3	11,659	11,659
Other liabilities	-	-	-	-	69,042	67,990	-	-
Total Liabilities Subject to Compromise	11,383	11,383	25,923	25,923	81,469	80,416	17,158	17,158

Total Liabilities	11,908	13,002	25,988	27,807	81,708	81,860	17,198	17,570
Equity:
Total Equity	53,530	35,267	29,454	14,512	93,553	92,143	40,757	41,375
Total Liabilities and Equity	$65,438	$48,270	$55,442	$42,319	$175,261	$174,003	$57,955	$58,945

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.		Jademar Limited
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,818	628	1,564	623	5,877	8,514	2,067	2,355
Other receivables	25	(23)	-	123	75	78	21	7
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	470	113	242	-	917	2,771	29	98
Total Current Assets	2,312	718	1,806	747	6,869	11,363	2,116	2,460
Vessels and other property, less accumulated depreciation	77	135	-	-	-	-	35,721	34,324
Deferred drydock expenditures, net	16	3	-	-	-	-	1,321	1,203
Total Vessels, Deferred Drydock and Other Property	93	138	-	-	-	-	37,042	35,527
Investments in Affiliated Companies	-	-	300	300	-	-	420	420
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,460	1,460	6,486	6,486	15,356	15,356	33,198	33,198
Pre-petition Intercompany receivables from non-debtors	9,871	9,871	2	2	49	49	5,584	5,584
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,105	-	-	-	2,403
Other Assets	(185)	(47)	-	-	-	-	(34)	(1)
Total Assets	$13,551	$12,140	$8,594	$8,640	$22,274	$26,768	$78,326	$79,591

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	224	466	-	109	5	72	53	393
Total Current Liabilities Not Subject to Compromise	224	466	-	109	5	72	53	393

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	317	-	-	-	8,138	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	(1,626)	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1,402)	783	-	109	5	8,210	53	393

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	21,856	21,856	9,511	9,511	21,891	21,891	6,402	6,402
Pre-petition intercompany payables to other debtors	1	1	-	-	7,825	7,825	32,050	32,050
Other liabilities	-	15,861	-	857	0	-	-	-
Total Liabilities Subject to Compromise	21,857	37,718	9,511	10,369	29,716	29,716	38,453	38,453

Total Liabilities	20,455	38,501	9,511	10,478	29,721	37,926	38,506	38,845
Equity:
Total Equity	(6,905)	(26,361)	(918)	(1,838)	(7,448)	(11,159)	39,820	40,746
Total Liabilities and Equity	$13,551	$12,140	$8,594	$8,640	$22,274	$26,768	$78,326	$79,591

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	2,143	1,480	1,368	956
Other receivables	(19)	(4)	-	-	21	8	42	43
Inventory	-	-	-	-	524	530	216	415
Prepaid expenses and other current assets	0	-	-	-	240	284	263	80
Total Current Assets	(19)	(4)	-	-	2,928	2,302	1,889	1,494
Vessels and other property, less accumulated depreciation	-	-	-	-	982	871	35,080	34,210
Deferred drydock expenditures, net	-	-	-	-	164	72	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,146	943	35,080	34,210
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	340	-	2,884
Other Assets	(198)	1	-	-	(22)	(22)	(20)	(20)
Total Assets	$27,112	$27,326	$10,114	$10,114	$17,441	$16,952	$55,771	$57,391

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	56	160	-	-	719	650	99	880
Total Current Liabilities Not Subject to Compromise	56	160	-	-	719	650	99	880

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	77	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	56	237	-	-	719	650	99	880

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	10,467	-	-
Total Liabilities Subject to Compromise	5,558	5,558	8,114	8,114	23,418	33,885	15,205	15,205

Total Liabilities	5,614	5,795	8,114	8,114	24,137	34,536	15,304	16,085
Equity:
Total Equity	21,498	21,531	2,000	2,000	(6,696)	(17,584)	40,468	41,305
Total Liabilities and Equity	$27,112	$27,326	$10,114	$10,114	$17,441	$16,952	$55,771	$57,391

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	109	2,668	629	812	(82)	410	1,648
Other receivables	-	145	23	17	27	(5)	-	(8)
Inventory	259	-	479	(0)	206	(0)	52	487
Prepaid expenses and other current assets	273	0	27	96	246	11	(9)	86
Total Current Assets	3,397	254	3,198	741	1,290	(76)	454	2,213
Vessels and other property, less accumulated depreciation	-	-	55,430	54,092	199	-	23,904	6,565
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,315
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	54,092	3,521	-	24,386	7,879
Investments in Affiliated Companies	-	-	-	904	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,130	-	3,185	-	167	-	-
Other Assets	-	-	263	223	(26)	43	-	-
Total Assets	$22,868	$21,854	$65,882	$66,137	$13,253	$8,601	$48,847	$34,100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	15	1,398	106	1,021	434	636	1,133
Total Current Liabilities Not Subject to Compromise	745	15	1,398	106	1,021	434	636	1,133

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	829	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,027
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-
Total Liabilities Not Subject to Compromise	745	15	1,398	1,072	2,053	434	636	2,160

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407
Other liabilities	-	1,879	41,668	41,396	-	4,900	-	-
Total Liabilities Subject to Compromise	23,812	25,691	66,967	66,694	26,423	31,323	35,612	35,612

Total Liabilities	24,557	25,706	68,364	67,766	28,476	31,757	36,248	37,772
Equity:
Total Equity	(1,689)	(3,852)	(2,482)	(1,629)	(15,223)	(23,156)	12,600	(3,672)
Total Liabilities and Equity	$22,868	$21,854	$65,882	$66,137	$13,253	$8,601	$48,847	$34,100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	0	-	2,926	3,418	(430)	4,830	-	-
Other receivables	12	-	21	83	86	114	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	86	263	62	220	-	-
Total Current Assets	12	-	3,032	3,763	(282)	5,166	-	-
Vessels and other property, less accumulated depreciation	-	-	40,698	19,643	141,583	138,229	-	-
Deferred drydock expenditures, net	0	-	2,099	1,295	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	0	-	42,797	20,938	141,583	138,229	-	-
Investments in Affiliated Companies	-	-	-	-	3,629	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	56,792	56,792	11,354	11,354	40	40	99	99
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	694	-	12
Other Assets	13	110	(2)	(1)	1,143	1,143	9	-
Total Assets	$56,818	$56,902	$57,181	$36,054	$146,113	$145,272	$108	$111

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	121	154	461	299	424	136	-	-
Total Current Liabilities Not Subject to Compromise	121	154	461	299	424	136	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	962	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	500	-	-
Post-petition intercompany payables to other debtors	-	72	-	1,193	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	121	226	461	1,492	424	1,598	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	568	568	10,471	10,471	14,674	14,674	7	7
Pre-petition intercompany payables to other debtors	31,784	31,784	16	16	44,979	44,979	1	1
Other liabilities	-	-	-	-	87,005	85,679	-	-
Total Liabilities Subject to Compromise	32,351	32,351	10,487	10,487	146,658	145,331	8	8

Total Liabilities	32,472	32,577	10,949	11,980	147,081	146,929	8	8
Equity:
Total Equity	24,346	24,325	46,232	24,075	(968)	(1,656)	100	103
Total Liabilities and Equity	$56,818	$56,902	$57,181	$36,054	$146,113	$145,272	$108	$111

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation		Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,112	926	-	-	-	-	-	-
Other receivables	427	(9)	-	-	-	-	-	-
Inventory	198	303	-	-	-	-	-	-
Prepaid expenses and other current assets	36	49	-	-	-	-	-	-
Total Current Assets	3,772	1,269	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	24,600	8,024	-	-	-	-	-	-
Deferred drydock expenditures, net	310	(0)	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,910	8,024	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	(385)	(385)	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	40,336	40,336	901	901	-	-	53,629	53,629
Pre-petition Intercompany receivables from non-debtors	-	-	52	52	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,418	-	-	-	-	-	-
Other Assets	(216)	38	-	-	-	-	-	-
Total Assets	$68,802	$52,085	$953	$953	$(385)	$(385)	$53,629	$53,629

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	726	552	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	726	552	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	726	552	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	435	435	-	-	-	-	7	7
Pre-petition intercompany payables to other debtors	30,577	30,577	-	-	146	146	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	31,011	31,011	-	-	146	146	7	7

Total Liabilities	31,738	31,563	-	-	146	146	7	7
Equity:
Total Equity	37,064	20,522	953	953	(531)	(531)	53,622	53,622
Total Liabilities and Equity	$68,802	$52,085	$953	$953	$(385)	$(385)	$53,629	$53,629

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,078	426	-	-	881	3,100	1,553	283
Other receivables	(12)	(46)	-	-	-	437	(5)	(4)
Inventory	733	425	-	-	55	623	333	-
Prepaid expenses and other current assets	25	79	-	-	24	89	256	26
Total Current Assets	1,824	883	-	-	959	4,248	2,137	304
Vessels and other property, less accumulated depreciation	42,284	41,252	34,414	46,468	47,429	46,180	47	-
Deferred drydock expenditures, net	-	-	-	-	-	105	1,379	-
Total Vessels, Deferred Drydock and Other Property	42,284	41,252	34,414	46,468	47,429	46,285	1,426	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	0	0	5	5	47,635	47,615	12,466	12,466
Pre-petition Intercompany receivables from non-debtors	-	-	135	135	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,601	-	-	-	1,920	-	380
Other Assets	-	-	-	-	-	(2)	(41)	(35)
Total Assets	$44,109	$45,737	$34,554	$46,608	$96,023	$100,066	$15,991	$13,118

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	114	278	-	-	277	949	591	17
Total Current Liabilities Not Subject to Compromise	114	278	-	-	277	949	591	17

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	10,800	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,254	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	1,339	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	197	-
Total Liabilities Not Subject to Compromise	114	278	-	12,054	277	949	2,127	17

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	33,894	33,894	-	-	-	-
Pre-petition intercompany payables to non-debtors	22,672	22,672	345	345	47,682	47,682	24,337	24,337
Pre-petition intercompany payables to other debtors	19,387	19,387	214	214	26,607	26,607	9	9
Other liabilities	-	-	-	-	-	-	-	3,573
Total Liabilities Subject to Compromise	42,059	42,059	34,454	34,454	74,289	74,289	24,346	27,919

Total Liabilities	42,173	42,337	34,454	46,508	74,566	75,239	26,473	27,936
Equity:
Total Equity	1,936	3,400	100	100	21,457	24,828	(10,482)	(14,818)
Total Liabilities and Equity	$44,109	$45,737	$34,554	$46,608	$96,023	$100,066	$15,991	$13,118

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	(234)	4,520	-	-	2,100	(422)	(20)	-
Other receivables	115	98	-	-	114	567	-	-
Inventory	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	61	210	-	-	96	276	9	28
Total Current Assets	(57)	4,828	-	-	2,310	1,298	(11)	28
Vessels and other property, less accumulated depreciation	138,736	135,452	-	-	79,751	46,986	9,219	8,246
Deferred drydock expenditures, net	-	-	-	-	168	-	796	1,198
Total Vessels, Deferred Drydock and Other Property	138,736	135,452	-	-	79,920	46,986	10,015	9,443
Investments in Affiliated Companies	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	873	-	-	-	-	-	3,717
Other Assets	1,197	1,129	-	-	-	-	-	-
Total Assets	$144,086	$142,705	$-	$-	$167,097	$133,151	$37,244	$40,428

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	325	325	-	-	102	46	440	939
Total Current Liabilities Not Subject to Compromise	325	325	-	-	102	46	440	939

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	424	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	497	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	197	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	325	1,246	-	-	102	243	440	939

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	84,746	83,454	-	-	-	-	-	-
Total Liabilities Subject to Compromise	147,846	146,554	15	15	10,670	10,670	14,950	14,950

Total Liabilities	148,171	147,800	15	15	10,772	10,913	15,391	15,889
Equity:
Total Equity	(4,085)	(5,095)	(15)	(15)	156,325	122,238	21,853	24,539
Total Liabilities and Equity	$144,086	$142,705	$-	$0	$167,097	$133,151	$37,244	$40,428

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	4	34	47	-	-	1,551	2
Other receivables	265	265	298	296	-	-	284	251
Inventory	-	-	-	-	-	-	315	-
Prepaid expenses and other current assets	5	31	5	29	-	-	5	31
Total Current Assets	261	300	337	373	-	-	2,155	285
Vessels and other property, less accumulated depreciation	22,021	20,955	18,892	17,911	-	-	29,890	28,658
Deferred drydock expenditures, net	1,099	774	1,762	1,001	-	-	746	383
Total Vessels, Deferred Drydock and Other Property	23,121	21,729	20,653	18,913	-	-	30,636	29,042
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,056	-	5,505	-	-	-	10,498
Other Assets	19	(23)	-	-	-	-	17	17
Total Assets	$47,801	$51,462	$35,826	$39,626	$124	$124	$62,739	$69,773

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	60	398	894	-	-	1,084	91
Total Current Liabilities Not Subject to Compromise	464	60	398	894	-	-	1,084	91

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	60	398	894	-	-	1,084	91

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783

Total Liabilities	11,624	11,220	9,349	9,846	124	124	9,867	8,874
Equity:
Total Equity	36,177	40,242	26,477	29,780	(0)	(0)	52,872	60,899
Total Liabilities and Equity	$47,801	$51,462	$35,826	$39,626	$124	$124	$62,739	$69,773

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG 243 LLC		OSG 244 LLC		OSG 252 LLC		OSG 254 LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,820	424	68	19	1,600	19	-	(23)
Other receivables	60	60	276	276	328	300	247	247
Inventory	166	-	-	-	278	-	-	-
Prepaid expenses and other current assets	15	28	5	28	5	30	5	30
Total Current Assets	2,061	512	350	323	2,211	349	252	254
Vessels and other property, less accumulated depreciation	31,327	30,128	16,006	14,744	18,995	17,812	21,186	19,834
Deferred drydock expenditures, net	703	1,258	1,102	805	1,152	554	1,870	2,025
Total Vessels, Deferred Drydock and Other Property	32,030	31,386	17,108	15,549	20,147	18,366	23,056	21,859
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,761	2,761	27,376	27,376	18,417	18,417	22,276	22,276
Pre-petition Intercompany receivables from non-debtors	25,647	25,647	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	35,373	-	5,559	-	9,419	-	5,470
Other Assets	(94)	(50)	-	-	(7)	-	-	-
Total Assets	$62,405	$95,629	$44,834	$48,807	$40,769	$46,551	$45,584	$49,859

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	57	474	42	386	74	1	53
Total Current Liabilities Not Subject to Compromise	20	57	474	42	386	74	1	53

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	27,355	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	27,412	474	42	386	74	1	53

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	70	70	51	51	53	53	55	55
Pre-petition intercompany payables to other debtors	10,001	10,001	11,421	11,421	1,872	1,872	5,994	5,994
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,070	10,070	11,472	11,472	1,925	1,925	6,048	6,048

Total Liabilities	10,090	37,482	11,946	11,514	2,312	2,000	6,050	6,101
Equity:
Total Equity	52,314	58,147	32,888	37,293	38,457	44,551	39,535	43,758
Total Liabilities and Equity	$62,405	$95,629	$44,834	$48,807	$40,769	$46,551	$45,584	$49,859

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG 300 LLC		OSG 400 LLC		OSG America L.P.		OSG America LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	0	0
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	84	84	4,141	4,141	-	-	458	458
Pre-petition Intercompany receivables from non-debtors	-	-	18,323	18,323	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	532	533	-	-	-	-
Total Assets	$84	$84	$22,996	$22,997	$-	$-	$459	$459

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	(1)	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	(1)	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	7	-	-	-	1
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	(1)	7	-	-	-	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	50	50	-	-	-	-
Pre-petition intercompany payables to other debtors	-	-	6,183	6,183	79	79	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	6,233	6,233	79	79	-	-

Total Liabilities	-	-	6,232	6,241	79	79	-	1
Equity:
Total Equity	84	84	16,764	16,757	(79)	(79)	459	458
Total Liabilities and Equity	$84	$84	$22,996	$22,997	$-	$-	$459	$459

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$23,350	$133,882	$-	$-	$-	$-	$-	$-
Voyage receivables	(1,501)	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	26	26
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(1)	-	-	-	-	-	4	17
Total Current Assets	21,847	133,882	-	-	-	-	29	42
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	7,024	6,759
Deferred drydock expenditures, net	-	-	-	-	-	-	602	310
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	7,626	7,069
Investments in Affiliated Companies	995	788	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	64,617	61,717	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	423,001	423,001	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	834,346	834,346	6,682	6,682	100	100	2,435	2,435
Pre-petition Intercompany receivables from non-debtors	1	1	205	205	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	61,866	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	1
Total Assets	$1,344,807	$1,515,601	$6,887	$6,887	$100	$100	$10,091	$9,548

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	16	19	-	-	-	-	125	125
Total Current Liabilities Not Subject to Compromise	16	19	-	-	-	-	125	125

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	485	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	168,421	-	-	-	-	-	1,770
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	16	168,924	-	-	-	-	125	1,895

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	134,975	134,975	0	0	-	-	33	33
Pre-petition intercompany payables to other debtors	686,794	686,794	6,899	6,899	-	-	9,323	9,323
Other liabilities	302	302	-	-	-	-	-	-
Total Liabilities Subject to Compromise	822,070	822,070	6,899	6,899	-	-	9,355	9,355

Total Liabilities	822,086	990,995	6,899	6,899	-	-	9,480	11,250
Equity:
Total Equity	522,721	524,606	(13)	(13)	100	100	611	(1,703)
Total Liabilities and Equity	$1,344,807	$1,515,601	$6,887	$6,887	$100	$100	$10,091	$9,548

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	5,421	3,531	-	-
Other receivables	-	-	10	10	63	63	-	-
Inventory	-	-	-	-	710	830	-	-
Prepaid expenses and other current assets	-	-	4	22	47	218	-	-
Total Current Assets	-	-	14	32	6,241	4,642	-	-
Vessels and other property, less accumulated depreciation	-	-	30,264	29,689	382,438	374,251	-	-
Deferred drydock expenditures, net	-	-	-	5	-	646	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	30,264	29,694	382,438	374,897	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	28,350	-	793
Other Assets	0	(0)	(2)	(1)	0	(43)	-	-
Total Assets	$1,070	$1,070	$32,339	$31,787	$508,278	$527,446	$1,272	$2,065

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	2	3	140	132	598	851	21	-
Total Current Liabilities Not Subject to Compromise	2	3	140	132	598	851	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2	-	1,838	-	7,566	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2	5	140	1,971	598	8,417	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	4,579	4,582	17,353	19,184	89,772	97,591	529	508
Equity:
Total Equity	(3,508)	(3,511)	14,986	12,603	418,506	429,855	743	1,557
Total Liabilities and Equity	$1,070	$1,070	$32,339	$31,787	$508,278	$527,446	$1,272	$2,065

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$256
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	16	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	4	22	4	16	-	-
Total Current Assets	-	-	27	45	14	32	16	256
Vessels and other property, less accumulated depreciation	-	-	32,214	31,600	4,238	4,054	-	-
Deferred drydock expenditures, net	-	-	-	151	1,494	851	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,751	5,732	4,904	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	(30)	(29)	9	(3)	731	318
Total Assets	$-	$-	$32,280	$31,836	$8,895	$8,073	$10,999	$10,825

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	222	189	147	-	-
Total Current Liabilities Not Subject to Compromise	-	-	145	222	189	147	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	31	-	1,736	-	1,853	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	31	145	1,958	189	2,000	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457

Total Liabilities	421	453	15,828	17,642	8,638	10,450	9,457	9,457
Equity:
Total Equity	(421)	(453)	16,452	14,195	257	(2,376)	1,541	1,368
Total Liabilities and Equity	$-	$-	$32,280	$31,836	$8,895	$8,073	$10,999	$10,825

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG Freedom LLC		OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	16	16	14	14	13	12
Inventory	0	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	10	4	16	4	16	4	16
Total Current Assets	5	10	20	32	18	30	17	27
Vessels and other property, less accumulated depreciation	1,478	-	3,802	3,607	6,615	6,364	2,897	2,661
Deferred drydock expenditures, net	-	-	848	605	311	574	1,219	1,083
Total Vessels, Deferred Drydock and Other Property	1,478	-	4,649	4,212	6,926	6,938	4,116	3,743
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	829	829	2,458	2,458	246	246	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	471	-	-	-	6,005	-	-
Other Assets	0	0	(3)	(2)	0	(1)	(8)	36
Total Assets	$2,312	$1,310	$7,124	$6,701	$7,191	$13,220	$4,126	$3,808

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(7)	23	143	152	270	228	134	129
Total Current Liabilities Not Subject to Compromise	(7)	23	143	152	270	228	134	129

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,798	-	8,282	-	2,304
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(7)	23	143	1,949	270	8,510	134	2,433

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	31	31	33	33	30	30
Pre-petition intercompany payables to other debtors	3,753	3,753	8,722	8,722	6,907	6,907	7,284	7,284
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	3,781	3,781	8,753	8,753	6,940	6,941	7,314	7,314

Total Liabilities	3,775	3,804	8,896	10,703	7,210	15,451	7,447	9,747
Equity:
Total Equity	(1,462)	(2,493)	(1,772)	(4,002)	(19)	(2,231)	(3,321)	(5,939)
Total Liabilities and Equity	$2,312	$1,310	$7,124	$6,701	$7,191	$13,220	$4,126	$3,808

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG Liberty LLC		OSG Lightering LLC		OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$3,502	$8,044	$-	$-	$-	$-
Voyage receivables	-	-	8,284	10,165	-	-	-	-
Other receivables	-	-	9,798	5,699	-	-	-	-
Inventory	-	-	2,227	2,519	-	-	-	-
Prepaid expenses and other current assets	-	-	1,623	712	-	-	-	-
Total Current Assets	-	-	25,433	27,138	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	4,340	4,060	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	4,340	4,060	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	7,190	6,875	-	-	-	-
Goodwill	-	-	8,101	8,101	-	-	1,567	1,567
Investments in subsidiaries	-	-	-	-	2,000	2,000	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,493	9,493	127,232	127,232	-	-	2,650	2,650
Pre-petition Intercompany receivables from non-debtors	1	1	137,738	137,738	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1	-	69	-	-	-	-
Other Assets	(9)	(9)	-	-	-	-	-	-
Total Assets	$9,485	$9,486	$310,035	$311,214	$2,000	$2,000	$4,216	$4,216

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(1)	-	3,384	7,187	-	-	-	-
Total Current Liabilities Not Subject to Compromise	(1)	-	3,384	7,187	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	494	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	561	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1)	-	3,384	8,242	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	127,578	127,578	-	-	-	-
Pre-petition intercompany payables to other debtors	10,766	10,766	167,222	166,275	1,999	1,999	2,650	2,650
Other liabilities	-	-	(11)	308	-	-	-	-
Total Liabilities Subject to Compromise	10,799	10,799	294,790	294,160	1,999	1,999	2,650	2,650

Total Liabilities	10,798	10,799	298,174	302,402	1,999	1,999	2,650	2,650
Equity:
Total Equity	(1,313)	(1,313)	11,861	8,812	1	1	1,567	1,567
Total Liabilities and Equity	$9,485	$9,486	$310,035	$311,214	$2,000	$2,000	$4,216	$4,216

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC		OSG New York, Inc.
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,178	2,953
Other receivables	-	-	-	-	18	18	-	11
Inventory	-	-	-	-	-	-	352	-
Prepaid expenses and other current assets	-	-	-	-	4	16	781	595
Total Current Assets	-	-	-	-	21	33	6,311	3,559
Vessels and other property, less accumulated depreciation	-	-	-	-	2,853	2,622	-	-
Deferred drydock expenditures, net	-	-	-	-	587	282	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	3,440	2,904	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	300	300
Intangible Assets, less accumulated amortization	-	-	606	561	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	103,806	103,806	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	-	-	19	19	21,479	21,479
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	2,853
Other Assets	-	-	-	-	(4)	-	-	-
Total Assets	$-	$-	$104,411	$104,367	$3,476	$2,956	$28,090	$28,190

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	167	133	506	138
Total Current Liabilities Not Subject to Compromise	-	-	-	-	167	133	506	138

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	31	-	-	-	1,781	-	1,419
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	31	-	-	167	1,913	506	1,557

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	-	-	30	30	26,292	26,292
Pre-petition intercompany payables to other debtors	311	311	120,341	120,341	6,801	6,801	10,719	10,719
Other liabilities	-	-	-	-	-	-	-	1,120
Total Liabilities Subject to Compromise	422	422	120,341	120,341	6,831	6,831	37,011	38,131

Total Liabilities	422	453	120,341	120,341	6,999	8,744	37,517	39,688
Equity:
Total Equity	(422)	(453)	(15,930)	(15,974)	(3,523)	(5,788)	(9,427)	(11,498)
Total Liabilities and Equity	$-	$(0)	$104,411	$104,367	$3,476	$2,956	$28,090	$28,190

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-
Total Assets	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	-	-	8	8	8	8	1	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	8	8	8	8	1	-

Total Liabilities	-	-	8	8	8	8	1	-
Equity:
Total Equity	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$989
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	1,515
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,231
Total Current Assets	-	-	-	-	-	-	6,036	4,735
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	5,756
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	5,756
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	1,114
Other Assets	-	-	-	-	-	-	117	386
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$220,408

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	11,513
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	11,513

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	24	-	-	-	25,423
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526
Total Liabilities Not Subject to Compromise	-	-	4	24	-	-	10,341	37,462

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019
Other liabilities	-	-	-	-	-	-	23,988	19,885
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	389,232

Total Liabilities	16	16	205	225	370	370	403,675	426,693
Equity:
Total Equity	(16)	(16)	(140)	(161)	631	631	(190,740)	(206,286)
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$220,408

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	OSG Valour LLC		Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	13	-	-	-
Other receivables	-	-	-	-	28	8	21	100
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	450	872	448	866
Total Current Assets	-	-	-	-	492	880	468	966
Vessels and other property, less accumulated depreciation	-	-	-	-	274	212	171	110
Deferred drydock expenditures, net	-	-	-	-	4	107	606	444
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	279	319	776	553
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,163	1,163	2	2	42,388	42,388	40,291	40,291
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	30	30	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	4,051	-	665
Other Assets	-	-	-	-	2,141	1,950	1,159	1,015
Total Assets	$1,163	$1,163	$2	$2	$45,329	$49,618	$42,695	$43,490

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	1,193	2,251	1,192	279
Total Current Liabilities Not Subject to Compromise	-	-	-	-	1,193	2,251	1,192	279

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	1,193	2,251	1,192	279

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	106	106	91	91
Pre-petition intercompany payables to other debtors	1,075	1,075	2	2	35,688	35,688	36,030	36,030
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,075	1,075	2	2	35,794	35,794	36,122	36,122

Total Liabilities	1,075	1,075	2	2	36,986	38,044	37,313	36,401
Equity:
Total Equity	88	88	0	0	8,343	11,574	5,382	7,089
Total Liabilities and Equity	$1,163	$1,163	$2	$2	$45,329	$49,618	$42,695	$43,490

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC		Overseas Houston LLC		Overseas Integrity LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	137	137	276	276	289	307	8	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	357	688	-	-
Total Current Assets	137	137	276	276	646	995	8	-
Vessels and other property, less accumulated depreciation	-	-	-	-	143	85	-	-
Deferred drydock expenditures, net	-	-	-	-	2,793	2,385	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	2,936	2,470	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	311	311	4,465	4,465	35,162	35,162	1,150	1,150
Pre-petition Intercompany receivables from non-debtors	2	2	4	4	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	590	-	59
Other Assets	-	-	-	-	601	562	-	-
Total Assets	$451	$451	$4,744	$4,744	$39,345	$39,779	$1,157	$1,209

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(0)	(0)	-	-	990	251	-	-
Total Current Liabilities Not Subject to Compromise	(0)	(0)	-	-	990	251	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	5,875	6,576	-	-
Total Liabilities Not Subject to Compromise	(0)	(0)	-	-	6,865	6,827	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	49	49	-	-	96	96	-	-
Pre-petition intercompany payables to other debtors	300	300	565	565	33,329	33,329	932	932
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	348	348	565	565	33,425	33,425	932	932

Total Liabilities	348	348	565	565	40,289	40,252	932	932
Equity:
Total Equity	103	103	4,179	4,179	(944)	(472)	225	277
Total Liabilities and Equity	$451	$451	$4,744	$4,744	$39,345	$39,779	$1,157	$1,209

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	294	-	-
Other receivables	307	309	358	204	34	30	211	211
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	688	360	688	447	863	-	-
Total Current Assets	664	997	719	892	482	1,186	211	211
Vessels and other property, less accumulated depreciation	164	98	167	113	345	258	-	-
Deferred drydock expenditures, net	2,195	1,750	2,489	1,783	-	811	-	-
Total Vessels, Deferred Drydock and Other Property	2,359	1,848	2,656	1,897	345	1,069	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,775	35,774	34,432	34,432	14,892	14,892	3,717	3,717
Pre-petition Intercompany receivables from non-debtors	3	3	3	3	3	3	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	407	-	197	-	-	-	-
Other Assets	588	546	921	871	2,138	1,937	-	-
Total Assets	$39,388	$39,574	$38,730	$38,291	$17,860	$19,087	$3,928	$3,928

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,268	307	1,881	319	1,207	425	11	-
Total Current Liabilities Not Subject to Compromise	1,268	307	1,881	319	1,207	425	11	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	1,204	-	16
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,458	6,158	5,016	5,717	-	-	-	-
Total Liabilities Not Subject to Compromise	6,726	6,465	6,897	6,036	1,207	1,629	11	16

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	98	98	97	97	28	28
Pre-petition intercompany payables to other debtors	31,967	31,966	33,285	33,285	8,451	8,451	459	459
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	32,062	32,061	33,383	33,383	8,549	8,549	488	488

Total Liabilities	38,788	38,526	40,280	39,420	9,755	10,178	498	503
Equity:
Total Equity	600	1,048	(1,551)	(1,129)	8,104	8,909	3,430	3,425
Total Liabilities and Equity	$39,388	$39,574	$38,730	$38,291	$17,860	$19,087	$3,928	$3,928

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	15	-	-	-	-
Other receivables	119	112	30	67	-	-	211	211
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	687	448	866	-	-	-	-
Total Current Assets	476	799	477	948	-	-	211	211
Vessels and other property, less accumulated depreciation	51	38	244	147	-	-	-	-
Deferred drydock expenditures, net	209	2,185	891	597	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	260	2,223	1,134	745	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,324	-	-	-	-
Other Assets	1,189	1,084	1,246	1,139	-	-	66	68
Total Assets	$43,418	$45,599	$42,113	$44,411	$383	$383	$875	$877

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,043	779	1,239	2,034	-	-	-	-
Total Current Liabilities Not Subject to Compromise	1,043	779	1,239	2,034	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,234	-	-	-	-	-	2
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,570	5,270	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,613	8,283	1,239	2,034	-	-	-	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	42,430	45,101	36,507	37,302	378	378	940	942
Equity:
Total Equity	987	498	5,606	7,109	4	4	(65)	(65)
Total Liabilities and Equity	$43,418	$45,599	$42,113	$44,411	$383	$383	$875	$877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	(0)
Other receivables	222	222	-	-	-	-	188	194
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	242
Total Current Assets	222	222	-	-	7	-	436	436
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	237,676
Deferred drydock expenditures, net	-	-	-	-	-	-	235	297
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	237,974
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	20,739
Other Assets	-	-	-	-	-	-	88	193
Total Assets	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$355,771

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	751
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	751

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	29	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	29	-	-	5	-	3,003	751

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570

Total Liabilities	6,269	6,279	7	7	6,025	6,021	161,573	159,321
Equity:
Total Equity	4,616	4,606	2	2	1,111,770	1,150,424	179,876	196,450
Total Liabilities and Equity	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$355,771

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Overseas Tampa LLC		Overseas Texas City LLC		Pearlmar Limited		Petromar Limited
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	10	3	-	-	2,457	2,359	1,407	2,101
Other receivables	51	39	(30)	86	21	(6)	10	14
Inventory	-	-	-	-	-	-	421	496
Prepaid expenses and other current assets	443	880	358	689	29	93	27	77
Total Current Assets	504	922	328	776	2,507	2,447	1,865	2,688
Vessels and other property, less accumulated depreciation	219	202	9	8	35,337	33,948	24,544	9,298
Deferred drydock expenditures, net	-	-	309	249	1,450	1,219	1,497	1,243
Total Vessels, Deferred Drydock and Other Property	219	202	318	257	36,787	35,167	26,041	10,540
Investments in Affiliated Companies	-	-	-	-	440	440	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,190	4,190	41,721	41,721	32,776	32,776	13,809	13,809
Pre-petition Intercompany receivables from non-debtors	5	5	-	-	5,550	5,550	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,352	-	3,740	-	2,330	-	932
Other Assets	3,469	3,344	1,584	1,442	-	25	(40)	95
Total Assets	$8,387	$12,015	$43,952	$47,936	$78,059	$78,734	$41,675	$28,063

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,186	2,090	1,050	346	373	392	67	381
Total Current Liabilities Not Subject to Compromise	1,186	2,090	1,050	346	373	392	67	381

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,079	4,779	-	-	-	-
Total Liabilities Not Subject to Compromise	1,186	2,090	5,129	5,125	373	392	67	381

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	98	98	6,226	6,226	14,353	14,353
Pre-petition intercompany payables to other debtors	6,866	6,866	29,053	29,053	31,100	31,100	166	166
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,866	6,866	29,152	29,152	37,326	37,326	14,519	14,519

Total Liabilities	8,052	8,956	34,280	34,276	37,700	37,718	14,586	14,900
Equity:
Total Equity	334	3,059	9,671	13,659	40,360	41,016	27,089	13,163
Total Liabilities and Equity	$8,387	$12,015	$43,952	$47,936	$78,059	$78,734	$41,675	$28,063

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation		Queens Product Tanker Corporation		Reymar Limited
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,982	314	1,168	146	418	-	2,373	2,285
Other receivables	-	345	(5)	553	11	-	(7)	(3)
Inventory	248	-	359	-	658	(0)	-	-
Prepaid expenses and other current assets	282	(0)	282	0	34	-	29	102
Total Current Assets	2,512	659	1,804	699	1,122	(0)	2,395	2,384
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	37,449	36,172
Deferred drydock expenditures, net	-	-	-	-	-	-	331	216
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	37,780	36,388
Investments in Affiliated Companies	-	-	-	-	-	-	414	414
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	20,752	20,752	21,287	21,287	4,141	4,141	26,868	26,868
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	47,372	47,372	11,856	11,856
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	976	-	111	-	628	-	1,219
Other Assets	(1)	(7)	(3)	-	3	-	(33)	34
Total Assets	$23,264	$22,380	$23,088	$22,097	$52,639	$52,142	$79,279	$79,162

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	84	47	438	15	431	14	59	280
Total Current Liabilities Not Subject to Compromise	84	47	438	15	431	14	59	280

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	84	47	438	15	431	14	59	280

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,007	24,007	24,709	24,709	23,799	23,799	2,567	2,567
Pre-petition intercompany payables to other debtors	162	162	741	741	47,711	47,711	30,609	30,609
Other liabilities	-	3,557	-	3,589	-	0	-	-
Total Liabilities Subject to Compromise	24,168	27,725	25,450	29,039	71,510	71,510	33,177	33,177

Total Liabilities	24,252	27,772	25,888	29,054	71,941	71,524	33,236	33,456
Equity:
Total Equity	(989)	(5,392)	(2,800)	(6,957)	(19,302)	(19,382)	46,044	45,705
Total Liabilities and Equity	$23,264	$22,380	$23,088	$22,097	$52,639	$52,142	$79,279	$79,162

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation		Rosemar Limited
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,779	1,090	598	248	3,110	3,574	24	10
Other receivables	9	-	53	51	21	179	11	(9)
Inventory	-	700	192	0	-	-	-	-
Prepaid expenses and other current assets	243	186	303	0	75	226	34	95
Total Current Assets	3,031	1,975	1,147	299	3,206	3,979	69	96
Vessels and other property, less accumulated depreciation	-	-	269	-	51,807	51,461	35,909	34,526
Deferred drydock expenditures, net	-	-	387	-	73	2,229	1,270	1,302
Total Vessels, Deferred Drydock and Other Property	-	-	656	-	51,879	53,690	37,179	35,829
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	15,814	15,814	52,488	52,488	10,179	10,179	25,954	25,954
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,686	-	-	-	-	-	1,088
Other Assets	-	-	(96)	(15)	(23)	(26)	(38)	-
Total Assets	$18,845	$19,475	$54,195	$52,772	$65,241	$67,822	$63,163	$62,966

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	367	865	350	82	301	39	247	482
Total Current Liabilities Not Subject to Compromise	367	865	350	82	301	39	247	482

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,186	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,996	-	3,387	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	4,284	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	511	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	878	865	4,633	2,078	301	4,611	247	482

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	19,532	19,532	27,292	27,292	6,406	6,406	6,632	6,632
Pre-petition intercompany payables to other debtors	11	11	30,274	30,274	1	1	18,287	18,287
Other liabilities	-	2,999	-	8,154	-	-	-	-
Total Liabilities Subject to Compromise	19,542	22,541	57,566	65,720	6,407	6,407	24,919	24,919

Total Liabilities	20,420	23,406	62,199	67,798	6,707	11,018	25,166	25,402
Equity:
Total Equity	(1,576)	(3,931)	(8,004)	(15,026)	58,534	56,804	37,996	37,565
Total Liabilities and Equity	$18,845	$19,475	$54,195	$52,772	$65,241	$67,822	$63,163	$62,966

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	66	452	2,925	4,817	226	3	364	1,426
Other receivables	445	445	61	24	33	3	-	343
Inventory	-	-	-	-	-	-	486	522
Prepaid expenses and other current assets	2	4	94	247	30	90	119	87
Total Current Assets	513	901	3,080	5,088	289	96	969	2,379
Vessels and other property, less accumulated depreciation	34,354	33,063	47,915	46,416	55,715	54,349	47,696	46,545
Deferred drydock expenditures, net	1,392	1,238	1,970	1,620	-	-	-	63
Total Vessels, Deferred Drydock and Other Property	35,746	34,300	49,885	48,036	55,715	54,349	47,696	46,608
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,050	-	752	-	1,930	-	4,170
Other Assets	-	-	(33)	(5)	230	231	-	(1)
Total Assets	$76,226	$77,219	$62,770	$63,709	$57,583	$57,955	$96,365	$100,856

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	652	1,103	260	92	438	471	30	1,213
Total Current Liabilities Not Subject to Compromise	652	1,103	260	92	438	471	30	1,213

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	289	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	652	1,103	260	92	438	882	30	1,213

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	41,668	41,425	-	-
Total Liabilities Subject to Compromise	30,303	30,303	8,952	8,952	57,190	56,946	74,364	74,364

Total Liabilities	30,955	31,406	9,212	9,044	57,627	57,828	74,394	75,577
Equity:
Total Equity	45,271	45,813	53,559	54,665	(44)	126	21,971	25,279
Total Liabilities and Equity	$76,226	$77,219	$62,770	$63,709	$57,583	$57,955	$96,365	$100,856

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 170 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-
Voyage receivables	1,537	189	1,417	1,138	1,727	1,506	1,549	1,173
Other receivables	(4)	3	16	13	10	(47)	3	1
Inventory	-	431	-	-	-	-	-	-
Prepaid expenses and other current assets	240	243	47	143	23	130	240	279
Total Current Assets	1,773	866	1,480	1,295	1,770	1,593	1,792	1,453
Vessels and other property, less accumulated depreciation	935	825	22,496	21,736	42,556	40,526	1,040	923
Deferred drydock expenditures, net	4	136	1,887	1,587	1,389	1,085	(0)	147
Total Vessels, Deferred Drydock and Other Property	938	962	24,384	23,323	43,945	41,611	1,040	1,070
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,277	-	346	-	-	-	65
Other Assets	10	(14)	66	80	156	176	15	12
Total Assets	$8,663	$9,033	$35,909	$35,023	$57,301	$54,809	$8,687	$8,441

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	1,090	220	77	1,282	202	44	78
Total Current Liabilities Not Subject to Compromise	45	1,090	220	77	1,282	202	44	78

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	451	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	965	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	1,090	220	77	1,282	1,618	44	78

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0
Other liabilities	-	11,746	-	0	37,043	36,826	-	10,192
Total Liabilities Subject to Compromise	11,884	23,630	34,990	34,990	63,058	62,841	12,130	22,322

Total Liabilities	11,929	24,721	35,210	35,067	64,340	64,459	12,174	22,400
Equity:
Total Equity	(3,266)	(15,687)	699	(43)	(7,038)	(9,650)	(3,487)	(13,959)
Total Liabilities and Equity	$8,663	$9,033	$35,909	$35,023	$57,301	$54,809	$8,687	$8,441

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 171 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,047	2,354	459	1,139	1,715	1,092	19	16
Other receivables	(16)	5	6	16	33	45	-	-
Inventory	-	-	-	-	598	453	-	-
Prepaid expenses and other current assets	29	93	41	120	220	70	241	466
Total Current Assets	2,061	2,451	506	1,275	2,565	1,660	260	482
Vessels and other property, less accumulated depreciation	34,297	32,990	21,356	20,611	32,130	31,299	-	-
Deferred drydock expenditures, net	1,564	1,787	1,279	991	(2)	23	-	-
Total Vessels, Deferred Drydock and Other Property	35,861	34,777	22,635	21,602	32,128	31,322	-	-
Investments in Affiliated Companies	703	703	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	17,433	17,433	8,513	8,105	19,977	19,977	8,855	8,855
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	2	2	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,036	-	-	-	3,054	-	-
Other Assets	(12)	(13)	37	42	-	(20)	-	1
Total Assets	$56,046	$57,387	$31,690	$31,023	$54,673	$55,996	$9,116	$9,338

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	57	380	743	196	148	750	240	460
Total Current Liabilities Not Subject to Compromise	57	380	743	196	148	750	240	460

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	112	-	-	-	20
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	57	380	743	309	148	750	240	480

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,014	5,014	5,769	5,769	17,088	17,088	8,852	8,852
Pre-petition intercompany payables to other debtors	9,736	9,736	80	80	7	7	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	14,750	14,750	5,849	5,849	17,095	17,095	8,852	8,852

Total Liabilities	14,807	15,130	6,592	6,158	17,243	17,845	9,091	9,332
Equity:
Total Equity	41,238	42,257	25,098	24,866	37,429	38,151	24	6
Total Liabilities and Equity	$56,046	$57,387	$31,690	$31,023	$54,673	$55,996	$9,116	$9,338

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 172 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation		Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	14,133	9,770	1,692	1,129	-	-	3,339	3,688
Other receivables	522	88	26	566	-	-	18	76
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,416	446	639	(0)	-	-	92	248
Total Current Assets	16,071	10,304	2,357	1,694	-	-	3,449	4,013
Vessels and other property, less accumulated depreciation	-	-	1,068	-	-	-	50,753	49,061
Deferred drydock expenditures, net	-	-	-	-	-	-	1,950	1,652
Total Vessels, Deferred Drydock and Other Property	-	-	1,068	-	-	-	52,703	50,714
Investments in Affiliated Companies	2,864	-	542	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	105,125	105,125	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,592	35,592	11,095	11,095	-	-	10,324	10,324
Pre-petition Intercompany receivables from non-debtors	486	486	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,005	-	413	-	-	-	136
Other Assets	-	-	(20)	(2)	-	-	(6)	(12)
Total Assets	$55,012	$50,386	$15,042	$13,200	$105,125	$105,125	$66,470	$65,174

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	616	499	53	229	-	-	326	75
Total Current Liabilities Not Subject to Compromise	616	499	53	229	-	-	326	75

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	93	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	633	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	563	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,179	591	686	229	-	-	326	75

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	978	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54,430	54,430	21,873	21,873	-	-	8,479	8,479
Pre-petition intercompany payables to other debtors	2,592	2,592	1	1	-	-	16	16
Other liabilities	-	-	-	23,010	-	-	-	-
Total Liabilities Subject to Compromise	58,000	57,022	21,874	44,884	-	-	8,494	8,494

Total Liabilities	59,179	57,614	22,560	45,113	-	-	8,821	8,570
Equity:
Total Equity	(4,167)	(7,227)	(7,518)	(31,913)	105,125	105,125	57,649	56,604
Total Liabilities and Equity	$55,012	$50,386	$15,042	$13,200	$105,125	$105,125	$66,470	$65,174

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 173 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation		Urban Tanker Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	173	318	-	-	1,574	1,174
Other receivables	-	-	13	31	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	344	(3)	-	-	243	217
Total Current Assets	-	-	531	346	-	-	1,817	1,391
Vessels and other property, less accumulated depreciation	-	-	1,101	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	1,101	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	300	600
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	295	295	30,356	30,356	58,765	58,765	19,341	19,341
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	310
Other Assets	-	-	(35)	(35)	-	-	(9)	1
Total Assets	$295	$295	$31,953	$30,668	$58,765	$58,765	$21,448	$21,642

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	68	512	-	-	27	20
Total Current Liabilities Not Subject to Compromise	-	-	68	512	-	-	27	20

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	429	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	708	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	500	-
Total Liabilities Not Subject to Compromise	-	-	776	941	-	-	526	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	42,724	42,724	58,345	58,345	23,602	23,602
Pre-petition intercompany payables to other debtors	211	211	4,372	4,372	-	-	3	3
Other liabilities	-	-	-	23,598	-	-	-	3,176
Total Liabilities Subject to Compromise	211	211	47,096	70,693	58,345	58,345	23,604	26,780

Total Liabilities	211	211	47,872	71,634	58,345	58,345	24,131	26,800
Equity:
Total Equity	85	85	(15,919)	(40,966)	420	420	(2,683)	(5,158)
Total Liabilities and Equity	$295	$295	$31,953	$30,668	$58,765	$58,765	$21,448	$21,642

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 174 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,869	198	-	-	753	158
Other receivables	13	13	-	16	-	-	2	400
Inventory	-	-	-	(0)	-	-	169	-
Prepaid expenses and other current assets	-	-	186	346	-	-	272	1
Total Current Assets	13	13	3,055	560	-	-	1,196	559
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	(300)	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,515	-	-	-	143
Other Assets	87	87	54	54	-	-	-	-
Total Assets	$5,179	$5,179	$10,432	$10,152	$21,117	$21,117	$25,757	$25,262

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	20	764	101	-	-	549	44
Total Current Liabilities Not Subject to Compromise	20	20	764	101	-	-	549	44

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	26	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	46	1,275	101	-	-	549	44

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	3,098	-	-	-	2,457
Total Liabilities Subject to Compromise	2,136	2,136	11,440	14,538	14,490	14,490	25,618	28,075

Total Liabilities	2,156	2,182	12,715	14,639	14,490	14,490	26,167	28,119
Equity:
Total Equity	3,023	2,997	(2,283)	(4,486)	6,627	6,627	(410)	(2,857)
Total Liabilities and Equity	$5,179	$5,179	$10,432	$10,152	$21,117	$21,117	$25,757	$25,262

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 175 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$554,241	$-	$-
Voyage receivables	-	-	168,830	144,347	-	-
Other receivables	10	10	48,974	41,768	-	-
Inventory	-	-	14,150	13,777	-	-
Prepaid expenses and other current assets	-	-	46,596	41,088	-	-
Total Current Assets	10	10	677,274	795,220	-	-
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,786,773	1	1
Deferred drydock expenditures, net	-	-	73,898	60,879	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,847,652	1	1
Investments in Affiliated Companies	-	-	247,664	295,397	-	-
Intangible Assets, less accumulated amortization	-	-	72,413	69,153	-	-
Goodwill	-	-	9,668	9,668	-	-
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)
Intercompany loans receivable and accrued interest	-	-	448,108	432,606	(359,840)	(376,182)
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,705	(5,843,696)	(5,878,705)
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,233,404	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	7,867	-	-
Post-petition Intercompany receivables from debtors	-	-	-	395,770	-	(395,770)
Other Assets	-	-	20,819	20,685	30	30
Total Assets	$61	$61	$18,207,092	$18,456,909	$(11,487,710)	$(11,973,488)

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	0	73,627	429,517	62	62
Total Current Liabilities Not Subject to Compromise	0	0	73,627	429,517	62	62

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	142,320	-	(142,320)
Post-petition intercompany payables to non-debtors	-	-	-	38,413	-	-
Post-petition intercompany payables to other debtors	-	-	-	395,770	-	(395,770)
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	401,555	-	-
Total Liabilities Not Subject to Compromise	0	0	831,618	1,407,574	62	(538,028)

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,346	(359,840)	(233,862)
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,541	-	-
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,705	(5,843,696)	(5,878,705)
Other liabilities	-	-	2,627,704	2,830,177	-	-
Total Liabilities Subject to Compromise	-	-	10,990,264	11,101,769	(6,203,536)	(6,112,567)

Total Liabilities	0	0	11,821,883	12,509,344	(6,203,474)	(6,650,595)
Equity:
Total Equity	61	61	6,385,210	5,947,565	(5,284,236)	(5,322,893)
Total Liabilities and Equity	$61	$61	$18,207,092	$18,456,909	$(11,487,710)	$(11,973,488)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 176 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Consolidated Debtors		Total Non-debtors		Eliminations
($000s)	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$398,725	$554,241	$79,248	$32,543	$-	$-
Voyage receivables	168,830	144,347	2,923	2,733	-	-
Other receivables	48,974	41,768	10,321	(4,507)	-	-
Inventory	14,150	13,777	-	-	-	-
Prepaid expenses and other current assets	46,596	41,088	40	557	-	-
Total Current Assets	677,274	795,220	92,533	31,326	-	-
Vessels and other property, less accumulated depreciation	3,147,915	2,786,773	(12,092)	(11,432)	-	-
Deferred drydock expenditures, net	73,898	60,879	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	3,221,813	2,847,653	(12,092)	(11,432)	-	-
Investments in Affiliated Companies	247,664	295,397	300	300	-	-
Intangible Assets, less accumulated amortization	72,413	69,153	242	231	-	-
Goodwill	9,668	9,668	(79)	(79)	-	-
Investments in subsidiaries	147,914	147,921	-	-	(147,914)	(147,921)
Intercompany loans receivable and accrued interest	88,268	56,424	16,484	16,484	(104,752)	(72,908)
Pre-petition intercompany receivables from debtors	-	-	2,142,541	2,142,541	(2,142,541)	(2,142,541)
Pre-petition Intercompany receivables from non-debtors	2,233,518	2,233,404	-	-	(2,233,518)	(2,233,404)
Post-petition intercompany receivables from non-debtors	-	7,867	-	-	-	(7,867)
Post-petition Intercompany receivables from debtors	-	-	-	38,413	-	(38,413)
Other Assets	20,849	20,715	(271)	43	-	-
Total Assets	$6,719,382	$6,483,421	$2,239,657	$2,217,827	$(4,628,725)	$(4,643,054)

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	73,689	429,579	19,478	28,923	-	-
Total Current Liabilities Not Subject to Compromise	73,689	429,579	19,478	28,923	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	88,268	56,424	(88,268)	(56,424)
Post-petition intercompany payables to non-debtors	-	38,413	-	-	-	(38,413)
Post-petition intercompany payables to other debtors	-	0	2,233,518	2,241,271	(2,233,518)	(2,241,271)
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	752,534	401,555	6,201	4,558	-	-
Total Liabilities Not Subject to Compromise	831,680	869,547	2,347,466	2,331,176	(2,321,786)	(2,336,108)

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	16,484	16,484	-	-	(16,484)	(16,484)
Pre-petition intercompany payables to non-debtors	2,142,541	2,142,541	-	-	(2,142,541)	(2,142,541)
Pre-petition intercompany payables to other debtors	-	(0)	-	-	-	0
Other liabilities	2,627,704	2,830,177	-	-	-	-
Total Liabilities Subject to Compromise	4,786,729	4,989,202	-	-	(2,159,025)	(2,159,025)

Total Liabilities	5,618,409	5,858,748	2,347,466	2,331,176	(4,480,811)	(4,495,133)
Equity:
Total Equity	1,100,973	624,673	(107,809)	(113,349)	(147,914)	(147,921)
Total Liabilities and Equity	$6,719,382	$6,483,421	$2,239,657	$2,217,827	$(4,628,725)	$(4,643,054)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 177 of 178

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2013

	Consolidated Overseas Shipholding Group, Inc.
($000s)	November 13, 2012	June 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$586,784
Voyage receivables	171,753	147,079
Other receivables	59,295	37,262
Inventory	14,150	13,777
Prepaid expenses and other current assets	46,636	41,645
Total Current Assets	769,807	826,547
Vessels and other property, less accumulated depreciation	3,135,823	2,775,342
Deferred drydock expenditures, net	73,898	60,879
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,836,221
Investments in Affiliated Companies	247,964	295,697
Intangible Assets, less accumulated amortization	72,655	69,383
Goodwill	9,589	9,589
Investments in subsidiaries	-	-
Intercompany loans receivable and accrued interest	-	-
Pre-petition intercompany receivables from debtors	-	-
Pre-petition Intercompany receivables from non-debtors	-	-
Post-petition intercompany receivables from non-debtors	-	-
Post-petition Intercompany receivables from debtors	-	-
Other Assets	20,579	20,758
Total Assets	$4,330,315	$4,058,195

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	93,170	458,502
Total Current Liabilities Not Subject to Compromise	93,170	458,502

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-
Post-petition intercompany payables to non-debtors	-	-
Post-petition intercompany payables to other debtors	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Income Taxes and Other Liabilities	758,736	406,113
Total Liabilities Not Subject to Compromise	857,363	864,615

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-
Pre-petition intercompany payables to non-debtors	-	-
Pre-petition intercompany payables to other debtors	-	-
Other liabilities	2,627,703	2,830,177
Total Liabilities Subject to Compromise	2,627,703	2,830,177

Total Liabilities	3,485,066	3,694,792
Equity:
Total Equity	845,249	363,403
Total Liabilities and Equity	$4,330,315	$4,058,195

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 178 of 178